[GRAPHIC OF LOGO OMITTED]
                              n/i numeric investors
                                 family of funds
                             MICRO CAP FUND
                               GROWTH FUND
                              MID CAP FUND
                          SMALL CAP VALUE FUND

                            ADVISER'S REPORT

October 16, 2000

Dear Fellow Shareholder:

As your Funds' adviser, Numeric Investors L.P.[REGISTRATION MARK] is pleased to report the annual results for the n/i numeric investors family of funds (the "Funds") for the fiscal year ended August 31, 2000.

This year's annual review addresses four topics which we hope you will find both interesting and timely:

First, we review the RETURNS OF OUR FOUR FUNDS for the most recent six months and the full fiscal year, with special attention to the effect of the "New Economy" bubble on the market and your fund's returns. The Funds' second half returns were (with one exception) much better than their benchmark's returns.

Second, we identify THE "OTHER BUBBLE" that we believe remains in the market and creates both risk and opportunity for investors. We observe that all four of our funds are positioned in an effort to reduce the impact of a potential deflation of that bubble.

Third, we provide history and perspective on OUR ESTREND[TRADE MARK] MODEL. Estrend[TRADE MARK] is one of our two principal stock selection models; the model's success is important to our ability to add value for our clients.

Fourth, we discuss the implementation of PERFORMANCE FEES that will occur next year for three of our four funds. We explain why we believe in performance fees and why we believe they are in your interest as well.

THE YEAR IN REVIEW

What a difference a day makes....
         And what a greater difference six months can make!

The market of the last six months, ending August 31st, has been very different than the market of the prior six months.

Our last semi-annual report covered the first half of our Funds' fiscal year, from September 1, 1999 through February 29, 2000. That report began with a discussion of New Economy versus Old Economy stocks. We observed that New Economy stocks had been superb performers over the six-month period ending February 2000. This was evident in the returns of two of our funds that invest heavily in New Economy stocks. The n/i Micro Cap Fund returned +46.77% and the n/i Growth Fund earned +60.15% over this six-month period. The market was very narrow however, favoring stocks with high growth expectations and strong price momentum. Old Economy stocks actually declined, as suggested by the -12.72% return of our n/i Small Cap Value Fund over this period. In addition, our Funds were not able to keep up with their benchmarks over the six months ended February 2000, because they were underexposed to the Internet and biotech stocks that had performed so well. Within the Russell 2000 Index, Internet stocks produced an average return of +174% while biotechs returned +231%. Our models found these high-flying growth stocks to have neither attractive valuations nor improving earnings expectations, so they were underrepresented in the Funds.

In our last semi-annual report, we also opined that these New Economy stocks (such as Internet and biotech) appeared to be overvalued as of the end of February 2000. Whereas a few New Economy stocks might produce the brilliant earnings growth necessary to justify their high valuations, it appeared to us that the price level of such stocks as a group was too high, because it seemed most companies could not possibly grow their earnings fast enough to justify such lofty valuations. We expected Estrend[TRADE MARK] to be an effective stock-selection tool in the months ahead as the market corrected prices of those companies with earnings disappointments.

THE MARKET ENVIRONMENT OF THE SECOND HALF OF OUR FISCAL YEAR, from March 1 through August 31, 2000, provided a mirror image to that of the first half of the year. Our two Funds with the greatest New Economy exposure (the n/i Micro Cap and Growth Funds) were able to produce just slightly positive returns over this second six-month period. These positive but paltry returns were disappointing when compared to the returns of the prior six months, but were much better than the returns of their applicable benchmarks, which were down sharply over the most recent six months. The market turned against New Economy stocks over the most recent six months, causing the smaller cap, growth benchmarks to generate double-digit NEGATIVE returns. Stocks in the most prominent New Economy industry, the Internet, declined by an average of 54% within the Russell 2000 Index. Furthermore and in contrast to the market's prior disdain for Old Economy stocks, our best-performing Fund over the most recent six months has been the n/i Small Cap Value Fund, which holds smaller, less glamorous Old Economy stocks. This fund produced a six-month return of +30.54% that was THREE TIMES the positive return of its benchmark.


PERFORMANCE                                               1ST HALF               2ND HALF          FULL FISCAL YEAR
                                                     8/31/99 TO 2/29/00     2/29/00 TO 8/31/00        A/O 8/31/00
                                                     ------------------     ------------------     ----------------
n/i micro cap fund                                          46.77%                  5.21%                54.42%
Russell 2000 Growth Index                                   66.04%                -16.24%                39.08%
RELATIVE                                                   -19.27%                 21.45%                15.34%

n/i growth fund                                             60.15%                  1.85%                63.11%
Russell 2500 Growth Index                                   75.38%                -10.98%                56.13%
RELATIVE                                                   -15.23%                 12.83%                 6.98%

n/i mid cap fund                                            10.66%                 17.12%                29.61%
S&P MidCap 400 Index                                        18.09%                 18.34%                39.75%
Russell Midcap Index                                        17.77%                  9.39%                28.83%
RELATIVE TO S&P MIDCAP 400 INDEX                            -7.43%                 -1.22%               -10.14%
RELATIVE TO RUSSELL MIDCAP INDEX                            -7.11%                  7.73%                 0.78%

n/i small cap value fund                                   -12.72%                 30.54%                13.94%
Russell 2000 Value Index                                     2.82%                 10.57%                13.70%
RELATIVE                                                   -15.54%                 19.97%                0.24%

The table above shows that three of our four funds were much better than their benchmarks over the last six months. Only our n/i Mid Cap Fund was unable to beat the return of its benchmark. This Fund's poor relative performance during the second half is surprising given that our three other funds performed so well. We believe the answer to this puzzle lies in the lucky reconstitution of the S&P MidCap 400 Index over the past several months. Standard & Poors has been reassigning some of the best-performing, suddenly large-cap, technology stocks from the S&P MidCap 400 Index to the S&P 500 Index because their capitalization has become too large to be "midcap". No sooner had S&P made these changes, however, that technology stocks began to underperform the market. As a result, the return of the S&P MidCap 400 Index vastly overstates the return of the average midcap stock. Over the last year, it appears to us that the return of the average midcap stock is better represented by the Russell Midcap Index, which is strictly based on capitalization and was not advantaged by a lucky reconstitution. In the prior table, note how the n/i Mid Cap Fund was successful in adding value relative to the Russell benchmark over the last six months.

The great RELATIVE success of three of our four funds during the second half of the fiscal year was due to the powerful resurgence of our Estrend[TRADE MARK] and Fair Value models. The bubble in New Economy stocks popped in early March, as momentum investors looking for greater fools discovered that they were the GREATEST fools. The sudden resurgence of rational valuation measures made our earnings-based quantitative stock selection models uncommonly powerful. In the prior six months covering the first half of our fiscal year, price momentum overwhelmed our Estrend[TRADE MARK] and Fair Value models. During that period we found that stocks went up only because they had been going up and not because they represented good value or improving fundamentals. When the momentum-driven market finally broke and rational measures reasserted themselves in early March, our stock-selection process became very effective again.

AVOIDING THE OTHER BUBBLE IN THE MARKET

Whereas the New Economy bubble may have popped, we believe that another bubble still exists in the market that has even more important implications for investors. In our opinion, this bubble permeates the market more broadly and it is the irrationality of institutional investors rather than the speculative excesses of day traders that has created this bubble. It appears to us that this second bubble is just beginning to deflate, so attempting to avoid it now can still be helpful to future returns. All of our Funds are positioned in an effort to reduce much of the risk of deflation of this second bubble.

In our opinion, the second bubble in the market is the extraordinary pricing premium currently enjoyed by the largest stocks. According to the consulting firm Russell/Mellon Analytical Services ("Russell/Mellon"), the largest fifty stocks in the U.S. market had an average forecast price-earnings ratio of 31.8 times next year's earnings as of August 31st. That is 22% higher than the average price-earnings ratio of the next largest 150 stocks and 47% higher than the average price-earnings ratio of stocks ranked 201 to 500 in capitalization.

The next chart plots the average price-earnings ratio of these three capitalization strata from December 1978 through August 2000. The chart reveals that the current pricing premium for the largest stocks is historically unprecedented and did not exist before 1998. Though not plotted on the chart, the average price-earnings ratio of even smaller stocks was essentially the same as that for stocks ranked 201 to 500 as of August 31st. Thus, today it is just the largest 200 stocks where prices stand out as overvalued compared to the rest of the market and the largest 50 stocks are especially expensive.

                       COMPARISON OF AVERAGE FORECAST P/E
                 BETWEEN LARGEST 50, NEXT 150, AND LARGE-MIDCAP
                              n/i numeric investors
                                family of funds
[GRAPHIC OMITTED]
Data courtesy of Russel/Mellon

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                   LARGEST 50      NEXT 150     LRG-MID 300
Dec-78                8.6            7.4            6.9
Jan-79                8.6            7.4            7.0
Feb-79                8.5            7.4            7.0
Mar-79                8.5            7.4            7.1
Apr-79                8.3            7.4            7.1
May-79                8.0            7.3            7.0
Jun-79                7.8            7.3            7.0
Jul-79                7.9            7.3            7.1
Aug-79                8.0            7.4            7.2
Sep-79                8.1            7.4            7.3
Oct-79                8.0            7.4            7.3
Nov-79                7.9            7.4            7.2
Dec-79                7.8            7.4            7.2
Jan-80                7.7            7.1            6.9
Feb-80                7.5            6.7            6.5
Mar-80                7.4            6.4            6.2
Apr-80                7.4            6.7            6.6
May-80                7.5            7.0            6.9
Jun-80                7.5            7.3            7.3
Jul-80                7.7            7.5            7.5
Aug-80                8.0            7.6            7.7
Sep-80                8.2            7.8            7.9
Oct-80                8.5            8.0            7.9
Nov-80                8.7            8.3            8.0
Dec-80                9.0            8.5            8.0
Jan-81                8.6            8.4            8.1
Feb-81                8.1            8.3            8.2
Mar-81                7.7            8.2            8.3
Apr-81                7.7            8.0            8.3
May-81                7.8            7.9            8.2
Jun-81                7.8            7.7            8.2
Jul-81                7.3            7.4            7.7
Aug-81                6.7            7.0            7.2
Sep-81                6.2            6.7            6.7
Oct-81                6.5            6.9            7.0
Nov-81                6.8            7.0            7.2
Dec-81                7.1            7.2            7.5
Jan-82                6.9            7.0            7.2
Feb-82                6.6            6.8            6.8
Mar-82                6.4            6.6            6.5
Apr-82                6.6            6.7            6.5
May-82                6.7            6.8            6.6
Jun-82                6.9            6.9            6.6
Jul-82                7.1            7.2            6.9
Aug-82                7.2            7.4            7.2
Sep-82                7.4            7.7            7.5
Oct-82                7.9            8.3            8.1
Nov-82                8.4            8.9            8.7
Dec-82                8.9            9.5            9.3
Jan-83                8.9            9.7            9.4
Feb-83                8.9            9.9            9.6
Mar-83                8.9           10.1            9.7
Apr-83                9.4           10.3           10.2
May-83                9.9           10.6           10.8
Jun-83               10.4           10.8           11.3
Jul-83               10.1           10.5           11.0
Aug-83                9.8           10.2           10.6
Sep-83                9.5            9.9           10.3
Oct-83                9.3           10.1           10.2
Nov-83                9.1           10.2           10.1
Dec-83                8.9           10.4           10.0
Jan-84                8.8            9.9            9.6
Feb-84                8.6            9.3            9.1
Mar-84                8.5            8.8            8.7
Apr-84                8.4            8.7            8.7
May-84                8.2            8.5            8.6
Jun-84                8.1            8.4            8.6
Jul-84                8.2            8.5            8.7
Aug-84                8.2            8.5            8.7
Sep-84                8.3            8.6            8.8
Oct-84                8.4            8.8            8.9
Nov-84                8.4            8.9            9.1
Dec-84                8.5            9.1            9.2
Jan-85                8.7            9.3            9.4
Feb-85                8.8            9.5            9.5
Mar-85                9.0            9.7            9.7
Apr-85                9.3           10.1           10.1
May-85                9.5           10.5           10.4
Jun-85                9.8           10.9           10.8
Jul-85                9.6           10.5           10.4
Aug-85                9.4           10.2           10.1
Sep-85                9.2            9.8            9.7
Oct-85                9.7           10.4           10.2
Nov-85               10.2           10.9           10.8
Dec-85               10.7           11.5           11.3
Jan-86               11.0           11.9           11.8
Feb-86               11.4           12.3           12.3
Mar-86               11.7           12.7           12.8
Apr-86               12.1           12.9           13.1
May-86               12.6           13.2           13.3
Jun-86               13.0           13.4           13.6
Jul-86               12.6           12.8           13.2
Aug-86               12.1           12.3           12.8
Sep-86               11.7           11.7           12.4
Oct-86               12.0           12.0           12.5
Nov-86               12.2           12.4           12.5
Dec-86               12.5           12.7           12.6
Jan-87               13.5           13.1           12.9
Feb-87               13.7           13.8           13.8
Mar-87               14.5           13.8           13.9
Apr-87               14.5           13.3           13.3
May-87               13.7           13.3           13.2
Jun-87               15.0           14.7           13.4
Jul-87               14.7           14.5           13.6
Aug-87               15.2           14.8           14.1
Sep-87               14.8           14.4           13.8
Oct-87               11.9           11.1           10.5
Nov-87               10.8           10.6            9.7
Dec-87               11.6           11.3           10.7
Jan-88               11.4           10.8           10.2
Feb-88               11.7           11.2           10.8
Mar-88               11.1           10.8           10.7
Apr-88               11.2           10.7           10.7
May-88               10.5           10.7           10.1
Jun-88               11.1           11.3           10.6
Jul-88               10.7           10.7           10.0
Aug-88               10.1           10.2            9.6
Sep-88               10.5           10.7            9.9
Oct-88               10.7           10.9           10.1
Nov-88               10.5           10.5            9.6
Dec-88               10.7           10.6           10.1
Jan-89               10.9           10.7           10.2
Feb-89               10.5           10.4           10.0
Mar-89               10.6           10.6           10.2
Apr-89               11.2           11.0           10.7
May-89               11.5           11.6           11.2
Jun-89               11.2           11.4           11.3
Jul-89               11.9           12.2           11.6
Aug-89               12.1           12.4           12.0
Sep-89               12.2           12.3           12.0
Oct-89               12.3           12.3           11.8
Nov-89               12.3           12.9           12.1
Dec-89               13.2           12.9           12.4
Jan-90               12.0           11.2           10.9
Feb-90               12.1           11.6           11.1
Mar-90               12.5           11.7           11.5
Apr-90               12.5           11.4           11.1
May-90               13.6           12.4           12.2
Jun-90               13.7           12.2           12.1
Jul-90               13.1           11.6           11.2
Aug-90               12.0           10.6           10.2
Sep-90               11.8           10.0            9.5
Oct-90               11.9           10.3            9.6
Nov-90               12.7           11.2           10.8
Dec-90               13.2           11.7           11.4
Jan-91               13.0           11.9           11.5
Feb-91               14.4           12.9           12.8
Mar-91               15.1           13.3           13.4
Apr-91               15.4           13.6           13.7
May-91               16.0           14.1           14.6
Jun-91               15.8           14.0           13.6
Jul-91               15.2           13.7           13.2
Aug-91               15.7           14.1           13.6
Sep-91               15.5           14.0           13.8
Oct-91               16.0           14.2           14.2
Nov-91               15.6           14.0           13.8
Dec-91               17.1           15.9           15.3
Jan-92               15.9           14.6           14.0
Feb-92               16.0           15.2           14.6
Mar-92               15.9           14.9           14.2
Apr-92               16.5           14.9           14.4
May-92               15.0           15.2           14.7
Jun-92               16.1           14.7           14.9
Jul-92               15.4           14.3           14.3
Aug-92               15.3           13.9           14.1
Sep-92               15.5           14.1           14.4
Oct-92               15.6           14.5           14.9
Nov-92               16.4           15.3           15.7
Dec-92               16.6           15.6           16.1
Jan-93               15.5           14.5           15.1
Feb-93               15.6           14.8           15.3
Mar-93               16.1           15.2           15.7
Apr-93               16.1           14.9           15.5
May-93               15.8           15.1           15.8
Jun-93               16.1           15.1           15.8
Jul-93               14.9           14.4           15.0
Aug-93               15.5           14.8           15.6
Sep-93               15.4           14.9           15.6
Oct-93               15.8           15.1           15.6
Nov-93               15.6           14.8           15.3
Dec-93               15.8           15.0           15.7
Jan-94               15.0           14.6           15.1
Feb-94               14.6           14.1           14.7
Mar-94               14.0           13.4           14.1
Apr-94               14.2           13.4           14.3
May-94               14.2           13.6           14.3
Jun-94               13.7           13.4           14.1
Jul-94               13.3           13.0           13.5
Aug-94               13.4           13.5           14.1
Sep-94               13.4           12.9           13.8
Oct-94               13.5           13.1           13.8
Nov-94               13.0           12.5           13.0
Dec-94               13.2           12.6           13.1
Jan-95               12.9           12.0           12.3
Feb-95               13.2           12.5           12.9
Mar-95               13.5           12.8           13.1
Apr-95               13.7           12.9           13.2
May-95               14.0           13.3           13.5
Jun-95               14.1           13.4           14.1
Jul-95               14.1           13.0           13.8
Aug-95               14.0           13.0           13.9
Sep-95               14.8           13.6           14.2
Oct-95               15.0           13.3           13.8
Nov-95               15.6           14.1           14.5
Dec-95               15.9           14.1           14.6
Jan-96               15.9           14.0           14.3
Feb-96               15.9           14.0           14.7
Mar-96               16.0           14.4           15.0
Apr-96               16.3           14.6           15.4
May-96               16.5           14.5           15.7
Jun-96               16.7           15.4           16.5
Jul-96               15.1           14.0           14.6
Aug-96               15.2           14.3           15.2
Sep-96               16.1           15.3           16.0
Oct-96               16.5           15.5           16.3
Nov-96               17.8           16.5           17.0
Dec-96               17.5           16.3           16.9
Jan-97               17.7           16.2           16.6
Feb-97               17.2           16.5           16.5
Mar-97               16.8           15.8           15.8
Apr-97               18.1           16.6           16.1
May-97               18.2           17.5           17.3
Jun-97               19.6           18.3           17.7
Jul-97               19.9           18.7           18.3
Aug-97               18.8           17.8           17.6
Sep-97               19.4           18.5           18.4
Oct-97               19.3           18.2           17.8
Nov-97               20.5           18.8           18.4
Dec-97               20.8           19.6           18.8
Jan-98               19.7           18.5           17.7
Feb-98               21.5           20.2           19.1
Mar-98               22.8           21.8           20.1
Apr-98               23.4           21.8           20.3
May-98               23.5           21.1           19.8
Jun-98               24.6           22.4           20.2
Jul-98               24.0           20.7           18.2
Aug-98               20.7           17.7           15.4
Sep-98               22.1           19.1           16.8
Oct-98               24.3           20.8           18.3
Nov-98               26.1           22.5           19.4
Dec-98               27.5           23.7           20.7
Jan-99               27.4           23.3           19.4
Feb-99               26.5           22.1           19.3
Mar-99               26.7           23.9           19.8
Apr-99               26.9           25.3           21.1
May-99               25.5           24.5           21.1
Jun-99               29.5           24.8           21.1
Jul-99               27.3           22.3           19.1
Aug-99               27.1           21.9           18.8
Sep-99               26.4           21.2           18.3
Oct-99               28.4           22.8           19.2
Nov-99               29.2           23.1           19.7
Dec-99               30.0           24.7           21.2
Jan-00               29.1           24.4           21.4
Feb-00               26.3           22.7           20.8
Mar-00               28.8           24.2           22.0
Apr-00               28.0           23.5           21.2
May-00               27.3           22.7           20.8
Jun-00               32.7           22.9           20.8
Jul-00               29.4           24.5           20.2
Aug-00               31.8           26.0           21.6

  Month End Data Through August 2000 (Interpolated Quarterly Data Before Dec-86)

We believe that the current large-cap pricing premium has been caused by a wave of indexing and index-centric ("enhanced-index") investing that has swept the market over the past five years. This fad became especially pronounced recently because the index had beaten most active managers for several years in a row (until this year). This created a self-fulfilling prophecy driven by two stimuli that continued to boost the performance of larger stocks over smaller. Neither stimuli were related to the intrinsic merit of larger stocks, which appeared richly priced compared to smaller throughout most of this period.

The first stimulus was the decision by both individual and institutional investors to index more of their assets, following years of poor relative performance by active managers. This created selling pressure in stocks not included in the S&P 500 Index and buying pressure for the largest stocks within the S&P 500 Index, which had to be bought to create the proper index exposure.

The second and subtler stimulus was the terrific pressure felt by ACTIVE MANAGERS to buy the largest stocks to make their portfolios more like the index. Although their analyses usually found smaller stocks to offer better value, we believe active managers felt great pressure to buy the largest stocks because these stocks were outperforming and because such stocks comprise a huge share of the benchmark. Russell/Mellon calculates that the largest 50 stocks in the S&P 500 Index comprised 61% of its capitalization as of August 31st. In our opinion, the risk of not owning more than half of your benchmark is too great for most active managers to bear, especially after several years of losing to the benchmark because of the stronger performance of the largest stocks. Thus active managers have felt terrific pressure to buy these largest stocks so as not to risk being too different than their benchmark.

It appears that today too many institutional investors view risk as the difference between their portfolio and the benchmark. This definition of risk has been especially resonant recently because the market has been so narrow and so favorable for the largest stocks. In our opinion, institutional investors perceive risk as their CAREER RISK of being fired should they underperform their benchmark. Thus they lose sight that the real risk to the owners of the capital is the loss of money. Today, valuation measures suggest that the risk of loss is much greater in the largest cap stocks. But it appears to us that institutional investors buy these stocks because they are large and "safe", not because they offer better return potential.

Now there are signs that this perceived bubble in large-cap stocks is beginning to deflate. The return of the large-cap S&P 500 Index for the year 2000 through August 31st is just +4.0%, whereas the S&P MidCap Index has returned +22.7% and the Russell Midcap Index has provided +13.9%. Underlying the differential in returns of these indices has been the impact of stock price corrections of some of America's premier companies. Some of the largest stocks in the U.S. market, stocks that must be bought by investors who copy the index, have been hammered this year. Consider the returns of these must-have stocks through August 31st:
Microsoft (-40%), Coca-Cola (-10%), Gillette (-27%), Verizon (-29%), Lucent (-44%) and Walmart (-31%). These stocks should be bought for an index portfolio because they are among the largest stocks in the U.S. market and they represent the cream of American enterprise. Thus they appear "safe" to institutional investors, but they have been lousy investments, because their prices were too high.

Because there is an intrinsic validity to the long-term case for indexing and because so many institutional investors are concerned about short-term relative performance, we expect that it will take several years for the large-cap bubble to deflate. As a result, we foresee several years of superior performance by active managers who construct portfolios containing smaller stocks with more attractive valuation ratios. We expect that only after several years of superior performance by active managers will many investors allocate more of their assets to active management and the large-cap bubble will be fully deflated.

We perceive that there are some terrific implications of this forecast over the next several years and they all suggest that, in our opinion, an investor should increase his exposure to smaller stocks. If the large-cap bubble were to deflate by the largest 200 stocks dropping to the price-earnings ratio of the next largest 300 stocks, then the S&P 500 Index as a whole would decline by 24% relative to the average midcap stock. This is because the largest 200 stocks comprise 86% capitalization of the S&P 500 Index. If the bubble were to contract by the midcap stocks (capitalization rankings 201 - 1000 according to Russell/Mellon) climbing to the average price-earnings multiple of the largest 50 stocks, then these 800 midcap stocks would outperform the S&P 500 Index by about 37%. Even the second-tier, larger 150 stocks (those just below the largest
50) would outperform the S&P 500 Index by 10% if their price to earnings ratio climbed to that of the largest 50. If there is a large-cap pricing bubble, as we believe, and it deflates, as we expect, active managers could produce terrific performance relative to the S&P 500 Index over the next several years.

We are optimistic that all four of our Funds could enjoy a substantial return advantage relative to the S&P 500 Index if this bubble deflates, as we expect. (Of course, there is no guarantee that we will be right in our forecast.) If one accepts our premise, our funds could fare better because they have almost no exposure to these most expensive, largest 50 stocks.

THE CONTINUING POWER OF EARNINGS ESTIMATE REVISIONS

I founded Numeric Investors in 1989 based upon my experience and knowledge of stock selection techniques utilizing estimate revisions, going back to 1981. In the mid-1980's, this was a novel technique even to sophisticated institutional investors; only a few "quants" understood the potential of this analysis. Even in 1990, when I presented a paper describing the technique to the Institute for Quantitative Research in Finance, most quants were unaware of the importance of measuring changes in expectations.

Use of estimate revisions (the Estrend[TRADE MARK] model) attempts to capture trends in earnings estimate revisions. The model exploits the fact that both estimates and returns tend to under-react to news in the medium term. By forecasting the stocks most likely to continue an earnings trend, we also forecast those that will likely experience excess returns. The Estrend[TRADE MARK] model is the primary driver in the n/i Micro Cap and Growth Funds, receives approximately equal weight in the n/i Mid Cap Fund and minimal weight in the n/i Small Cap Value Fund

Today the technique is understood by most quantitative investors and applied by many. Several data services collect earnings estimates from all of the brokerage houses, measure their changes, and publish rankings of stocks with changing estimates. The Wall Street Journal and other sources report yesterday's "earnings surprises", between the forecast and actual quarterly earnings announcements of companies that reported yesterday.

Market efficiency would suggest that the technique of estimate revisions should no longer be effective with so many people pursuing it. Indeed the market's reaction to new earnings information has shifted, so our Estrend[TRADE MARK] model that measures and exploits revisions has had to adapt. But we believe the technique continues to be a powerful source of excess returns. And our recent work developing new investment strategies for the European and Japanese markets (alas just for institutional investors thus far) we believe has confirmed that earnings revisions techniques are powerful in non-U.S. markets as well. In the following paragraphs, we discuss how these techniques work and how we have adapted the Estrend[TRADE MARK] model to preserve its power in a market that is becoming ever more efficient, especially as it relates to estimate revisions.

WHY DOES ESTREND[TRADE MARK] WORK?

Estrend[TRADE MARK] (our name for our earnings estimate revisions model) works because, we believe in the long term, the value of a stock is determined by its forecast earnings power, IN THE FUTURE. Said differently, prices are set by forecast earnings. One company with ten times the forecast earnings per share of another company should have a share price ten times greater, OTHER THINGS BEING EQUAL. Let's agree that other things are never equal but focus our discussion instead on the impact of changing expectations. If two companies today are forecast to have earnings of X and 2X, but through time the market discovers that the two companies will produce earnings of X and 4X, then the price of the second company, with 4X actual earnings, should double relative to its earlier price. The company whose earnings remain X should remain constant. Again, we acknowledge that the market is a noisy place and prices don't remain constant, but the company whose earnings expectation have doubled should perform better than the company whose earnings expectations have held constant. Indeed academic research going back thirty years shows that differences in long-term stock returns are determined more by differences in realized long-term earnings growth than any other measure. Forget about New Economy and Old Economy. Just follow the money!

The problem in following the money is that it requires an accurate forecast of which companies will grow their earnings and which will not. And it's very difficult to forecast the economy, the market, or a company's earnings with certainty, accuracy and consistency. Security analysts are smart, dedicated, and very well paid, but they are wrong all too often. One would need an army of analysts to make accurate earnings forecasts covering a broad universe of stocks, and the larger the army the greater the probability that some of your analysts' forecasts would be inaccurate.

Instead of trying to forecast the earnings by diligently analyzing each company, Numeric and many other quant shops utilize the earnings estimates prepared by brokerage-house analysts. The precise accuracy of these forecasts is not important because the Estrend[TRADE MARK] model measures how the forecast has changed. Our model identifies stocks that have recently experienced stronger earnings revisions than other stocks within a sector or industry, in the belief that stronger revisions are likely to continue for awhile.

The second reason that Estrend[TRADE MARK] works is that earnings revisions form trends. First, the economy shifts gradually and the fortunes of companies tend to evolve slowly and with uncertainty. Analysts attempting to forecast a company's earnings are watching both the company's market (which is influenced by the economy) and the competitive position of the company's products within its market. Then they must determine how these outside influences wash through the company's income statement. In our experience, estimates tend to be changed gradually, and more than once in the same direction, because the future emerges gradually and because the linkages between a company's market and its profits have many moving parts.

In our opinion, the second reason estimate revisions form trends has to do with human nature and the unique situation of security analysts. Analysts make several, repetitive revisions in the same direction because it is human nature to forecast the future as only a little different than today. If the average person were asked to forecast the level of the Dow, the yen, inflation, or even the weather, their thought process is to reference the current level and change it somewhat depending on their view of trends. Thus, in our opinion, forecasts tend not to incorporate sufficient change from the current levels, when compared to the realized number. The unique situation of security analysts exacerbates this all-too-human tendency to be conservative when making forecasts of change. Because a security analysts' reputation is paramount for their career success, they never want to be conspicuously wrong. Thus they never want to overestimate a change and need to recant, nor do they want to stand out too far from their peers. So it appears to us that they have an even greater-than-normal tendency to be conservative in their revisions and to make frequent adjustments to their estimates to gradually change their forecasts.

The tendency of estimates to be revised in small increments, in the same direction, gives Estrend[TRADE MARK] its ability to add value. Given our assessment that prices move with revised earnings expectations and that estimates are revised in trends, we believe it is possible to identify revisions trends early, invest with the trends, and profit from the trends as they continue. In its early configuration, the Estrend[TRADE MARK] model measured changes in the average estimate, changes in the highest and lowest estimates, and calculated a diffusion index equal to the net percentage of estimates that were revised up versus down. Summary data was collected on a company-wide level and was refreshed weekly. Earnings surprises were analyzed to see if they would forecast how analysts' estimates would be revised subsequently.

PROFITING FROM ESTIMATE REVISIONS IN AN INFORMATIONALLY MORE EFFICIENT MARKET

Given that the estimate revisions phenomenon is well understood by many practitioners and many investment managers have their own estimate revisions models, the techniques to profit from this inefficiency have necessarily become faster, more refined, and more subtle. Today, Numeric separately downloads each individual analyst's estimate, for every stock that we follow, every night. During the trading day when revised estimates are published, we capture the analyst's estimate intraday. By tracking individual estimates, we know which estimates are most recent (and therefore usually more influential and made with the advantage of the freshest information). We can take averages of these more recent estimates to calculate a better-informed consensus forecast and to cluster estimates around news events, to see who is responding and who is not. And we believe we can respond more profitably to earnings surprise.

As recently as a few years ago, researchers believed that responding as soon as possible to an earnings surprise could generate excess returns. Today many investors are conscious of earnings surprises and respond to them immediately. It appears to us that this causes an abrupt price response as everyone wants to buy or sell. Our analysis of market response to surprises over the past seven years suggests that this immediate price reaction often overshoots and then falls back over the following month. It has been our experience that most of the response to surprise occurs BEFORE the announcement, when investors using earnings revisions anticipate the next surprise by investing with the most recent revisions. Today we believe that the best way to use earnings surprise is as a CONDITIONING EVENT, that is a signal that tells us to ignore analysts' revisions before the event and incorporate only those following the event. We have found that a good way to profit from earnings revisions is to trade ten days after the earnings surprise, when analysts have all adjusted their forecasts in light of the surprise and the stock's price has corrected any overshoot from the announcement itself. It appears that most of the profit from an estimate revisions signal occurs in the weeks leading up to the next surprise, as investors position themselves to profit from the next post-surprise run-up.

By analyzing much more data much more rapidly, we believe Numeric has been able to maintain its ability to add value with the estimate-revisions phenomenon. In addition, we have adjusted our reaction to reflect the presence of other investors trying to profit from the same inefficiency. Recall Maynard Keynes' metaphor for the stock market, in which newspaper readers tried to guess which beautiful girl the other readers would judge to be most beautiful. Absolute beauty was less important than others' perception of beauty, and so it is with stocks, said Lord Keynes. In our opinion, today's informed response to earnings revisions requires that the investor respond not just to the surprise and the earnings revisions, but also to the other investors who are themselves trying to profit from the same stimuli.

Will the estimate revisions inefficiency permit us to continue to generate excess returns with Estrend[TRADE MARK]? Our answer is a guarded yes, at least for the foreseeable future, provided that we can continue to innovate in our analysis and implementation. We believe earnings will always set price (or the capital markets will fail in their purpose) and earnings will always be difficult to forecast. Thus forecasts will continue to change and prices will follow earnings. The challenge to the continued use of this estimates revisions inefficiency stems from its discovery and overuse by other investors. Provided that we continue to correctly adjust our response to anticipate the response of others, and restrict the amount of assets we manage to preserve our ability to adjust positions rapidly, we are optimistic that Estrend[TRADE MARK] can continue to enhance returns.

THE COMING TRANSITION TO PERFORMANCE FEES AND WHAT IT MEANS TO YOU

Beginning January 1, 2001, three of our four mutual funds will be charged an investment advisory fee that will vary depending on the investment success of each mutual fund over the prior twelve months. You may recall that this change from "Fixed Fees" to "Performance Fees" was approved by shareholders in 1999, to take effect starting next year. Shareholders of three of the four funds approved this change. The n/i Micro Cap Fund remains on a fixed investment advisory fee because shareholders in this fund declined to vote in favor of the change.

We are writing about this topic again to clarify how this change will work and (hopefully) to make you enthusiastic about this change. Performance fees are an arcane topic. The range of possible outcomes resulting from the performance fee structure is dwarfed by the volatility of the market and fluctuations in the value added that we hope will be provided by our quantitative investment process. Thus, we do not believe performance fees directly impact the success of your investment in a large way.

Indirectly however, performance fees are an important component of your success as an investor because they change the relationship between you and Numeric, your Funds' investment adviser. Performance fees change how Numeric is paid and therefore they influence how Numeric manages the Funds' investments. We believe that performance fees are in the investor's interests because Numeric earns more for generating higher investment returns rather than just for growing the assets under its management. Numeric firmly believes that size is the enemy of the investor because greater transaction costs are borne when portfolio size increases. Numeric is committed to keeping the assets under management in our strategies at small, manageable levels.

We thank you for your continued support and look forward to working with you in the future.

Sincerely,

/S/ SIGNATURE
Langdon B. Wheeler, CFA
President
Numeric Investors L.P.[REGISTRATION MARK]

                           [GRAPHIC OF LOGO OMITTED]
                              n/i numeric investors
                                family of funds
                                 MICRO CAP FUND

             Comparison of Change in Value of $10,000 Investment in n/i numeric investors Micro Cap Fund(1)(2) vs. Russell 2000 Growth Index

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              MICRO CAP        RUSSELL 2000
                 FUND           GROWTH INDEX

6/3/96          $10,000            $10,000
8/31/96           9,725              8,816
11/30/96         11,392              9,117
2/28/97          11,426              8,952
5/31/97          12,194              9,459
8/31/97          15,405             10,589
11/30/97         15,547             10,491
2/28/98          16,354             11,272
5/31/98          16,189             10,958
8/31/98          12,210              7,804
11/30/98         16,225              9,745
2/28/99          16,109             10,089
5/31/99          17,559             11,373
8/31/99          19,058             11,168
11/30/99         20,975             12,909
2/29/00          27,971             18,544
5/31/00          24,620             13,612
8/31/00          29,429             15,532

Past performance is not predictive of future performance.

-------------------------------------
Micro Cap Fund                $29,429
Russell 2000 Growth Index     $15,532
-------------------------------------

-------------------------------------------------------------------
                          TOTAL RETURNS

                                  ONE YEAR ENDED          AVERAGE
                                  AUGUST 31, 2000        ANNUAL(3)
                                  ---------------        ---------
Micro Cap Fund                          54.42%            28.92%
Russell 2000 Growth Index               39.08%            10.93%
-------------------------------------------------------------------


-----------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors L.P.[REGISTRATION MARK] waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period June 3, 1996 (commencement of operations) through August 31, 2000.

                           [GRAPHIC OF LOGO OMITTED]
                              n/i numeric investors
                                family of funds
                                   GROWTH FUND

             Comparison of Change in Value of $10,000 Investment in n/i numeric investors Growth Fund(1)(2) vs. Russell 2500 Growth Index

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                GROWTH         RUSSELL 2500
                 FUND          GROWTH INDEX

6/3/96           10,000             10,000
8/31/96           9,867              9,144
11/30/96         10,925              9,673
2/28/97          10,575              9,572
5/31/97          11,384             10,060
8/31/97          13,585             11,327
11/30/97         13,402             11,196
2/28/98          13,754             11,954
5/31/98          13,112             11,707
8/31/98           9,641              8,434
11/30/98         11,931             10,490
2/28/99          12,040             10,873
5/31/99          13,385             12,414
8/31/99          14,731             12,739
11/30/99         16,999             15,044
2/29/00          23,591             22,342
5/31/00          20,133             16,929
8/31/00          24,027             19,890

Past performance is not predictive of future performance.

-------------------------------------------
Growth Fund                         $24,027
Russell 2500 Growth Index           $19,890
-------------------------------------------

------------------------------------------------------------------
                         TOTAL RETURNS

                                  ONE YEAR ENDED          AVERAGE
                                  AUGUST 31, 2000        ANNUAL(3)
                                  ---------------        ---------
Growth Fund                             63.11%            22.91%
Russell 2500 Growth Index               56.13%            17.58%
-------------------------------------------------------------------


-------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors L.P.[REGISTRATION MARK] waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements.Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period June 3, 1996 (commencement of operations) through August 31, 2000.

                           [GRAPHIC OF LOGO OMITTED]
                              n/i numeric investors
                                 family of funds
                                  MID CAP FUND

             Comparison of Change in Value of $10,000 Investment in n/i numeric investors Mid Cap Fund(1)(2) vs. S&P MidCap 400 Index

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               MID CAP          S&P MIDCAP
                 FUND            400 INDEX

6/3/96           10,000             10,000
8/31/96           9,633              9,713
11/30/96         11,158             10,738
2/28/97          11,334             11,062
5/31/97          12,397             11,815
8/31/97          14,364             13,333
11/30/97         14,732             13,688
2/28/98          16,232             15,104
5/31/98          16,685             15,350
8/31/98          13,076             12,084
11/30/98         15,492             15,109
2/28/99          16,128             15,421
5/31/99          18,003             17,177
8/31/99          18,518             17,105
11/30/99         19,355             18,336
2/29/00          20,492             20,199
5/31/00          21,665             20,862
8/31/00          24,000             23,903

Past performance is not predictive of future performance.
-----------------------------------
Mid Cap Fund                $24,000
S&P MidCap 400 Index        $23,903
-----------------------------------

------------------------------------------------------------------
                        TOTAL RETURNS

                                  ONE YEAR ENDED          AVERAGE
                                  AUGUST 31, 2000        ANNUAL(3)
                                  ---------------        ---------
Mid Cap Fund                            29.61%            22.88%
S&P MidCap 400 Index                    39.75%            22.78%
------------------------------------------------------------------


-------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors L.P.[REGISTRATION MARK] waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements.Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period June 3, 1996 (commencement of operations) through August 31, 2000.

                           [GRAPHIC OF LOGO OMITTED]
                              n/i numeric investors
                                 family of funds
                              SMALL CAP VALUE FUND

             Comparison of Change in Value of $10,000 Investment in n/i numeric investors Small Cap Value Fund(1)(2) vs. Russell 2000 Value Index

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              SMALL CAP        RUSSELL 2000
              VALUE FUND        VALUE INDEX

11/30/98         10,000             10,000
12/31/98         10,308             10,314
1/31/99          10,000             10,080
2/28/99           9,383              9,391
3/31/99           9,250              9,384
4/30/99          10,383             10,240
5/31/99          10,867             10,555
6/30/99          11,292             10,937
7/31/99          11,242             10,678
8/31/99          10,717             10,287
9/30/99          10,192             10,082
10/31/99         10,139              9,880
11/30/99         10,044              9,931
12/31/99         10,243             10,236
1/31/00           9,515              9,968
2/29/00           9,354             10,577
3/31/00          10,451             10,627
4/30/00          10,640             10,690
5/31/00          10,773             10,526
6/30/00          10,811             10,833
7/31/00          11,293             11,194
8/31/00          12,210             12,217

Past performance is not predictive of future performance.

-------------------------------------
Small Cap Value Fund          $12,210
Russell 2000 Value Index      $12,217
-------------------------------------

------------------------------------------------------------------
                          TOTAL RETURNS

                                  ONE YEAR ENDED          AVERAGE
                                  AUGUST 31, 2000        ANNUAL(3)
                                  ---------------        ---------
Small Cap Value Fund                    13.94%            12.04%
Russell 2000 Value Index                13.70%            12.08%
------------------------------------------------------------------


-------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors L.P.[REGISTRATION MARK] waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements.Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period November 30, 1998 (commencement of operations) through August 31, 2000.

                           [GRAPHIC OF LOGO OMITTED]

                                 MICRO CAP FUND
                              n/i numeric investors
                                family of funds
                            PORTFOLIO OF INVESTMENTS

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                COMMON STOCKS--99.2%
                ADVERTISING--0.8%
      15,500    ADVO, Inc.* ....................................    $    634,531
      16,400    Penton Media, Inc. .............................         513,525
                                                                    ------------
                                                                       1,148,056
                                                                    ------------
                AEROSPACE--0.6%
      28,550    REMEC, Inc.*/** ................................         813,675
                                                                    ------------
                AMUSEMENT & RECREATIONAL SERVICES--0.4%
      21,600    Polaris Industries Inc. ........................         737,100
                                                                    ------------
                AUTOMOBILE PARTS & EQUIPMENT--0.8%
      24,400    American Axle & Manufacturing Holdings,
                Inc.* ..........................................         350,750
      72,100    Sonic Automotive, Inc.* ........................         761,556
                                                                    ------------
                                                                       1,112,306
                                                                    ------------
                AUTOMOBILE RENTALS--1.2%
      46,500    Dollar Thrifty Automotive Group, Inc.* .........       1,052,062
      16,500    Rent-A-Center, Inc.*/** ........................         543,469
                                                                    ------------
                                                                       1,595,531
                                                                    ------------
                BANKS--2.0%
      35,300    East West Bancorp, Inc.** ......................         602,306
      30,600    GBC Bancorp ....................................       1,158,975
      40,700    Hamilton Bancorp, Inc.* ........................         605,412
      12,600    Southwest Bancorporation of Texas,
                  Inc.*/** .....................................         366,187
                                                                    ------------
                                                                       2,732,880
                                                                    ------------
                BEVERAGES--0.6%
      15,000    Canandaigua Brands, Inc., Class A* .............         808,125
                                                                    ------------
                BIOTECH--4.0%
       6,600    Aurora Biosciences Corp.* ......................         451,275
       4,600    Aviron*/** .....................................         207,000
      14,700    Corixa Corp.* ..................................         752,456
       9,500    CuraGen Corp.*/** ..............................         421,563
       2,900    CV Therapeutics, Inc.*/** ......................         217,500
       3,200    Digene Corp* ...................................         127,400
       9,600    Diversa Corp.*/** ..............................         273,600
       3,800    Enzo Biochem, Inc.* ............................         228,000
      11,300    Enzon, Inc.* ...................................         687,888
       4,200    Inhale Therapeutic Systems, Inc.*/** ...........         212,100
       2,400    Invitrogen Corp.*/** ...........................         151,500
      16,700    Ligand Pharmaceuticals, Inc., Class B* .........         217,100
       2,300    Myriad Genetics, Inc.* .........................         321,713
       5,000    Neose Technologies, Inc.* ......................         205,000
       3,200    Neurocrine Biosciences, Inc.*/** ...............         132,400


--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                BIOTECH--(CONTINUED)
       9,400    Pharmacopeia, Inc.* ............................    $    394,213
      19,400    Texas Biotechnology Corp.* .....................         341,925
                                                                    ------------
                                                                       5,342,633
                                                                    ------------
                BUILDING SUPPLIES--1.0%
      47,200    Hughes Supply, Inc. ............................       1,005,360
      12,500    Trex Co., Inc.*/** .............................         387,500
                                                                    ------------
                                                                       1,392,860
                                                                    ------------
                BUSINESS SERVICES--2.3%
      22,000    Cognizant Technology Solutions Corp.*/** .......         940,500
       3,500    Forrester Research, Inc.* ......................         213,937
      24,700    F.Y.I., Inc.* ..................................         963,300
      39,500    InterCept Group, Inc. (The)* ...................         918,375
                                                                    ------------
                                                                       3,036,112
                                                                    ------------
                CHEMICALS - DIVERSIFIED--0.1%
       2,500    Cabot Microelectronics Corp.* ..................         145,937
                                                                    ------------
                CHEMICALS - SPECIALTY--0.3%
       9,300    TETRA Technologies, Inc.* ......................         126,713
      38,200    W.R. Grace & Co.* ..............................         303,212
                                                                    ------------
                                                                         429,925
                                                                    ------------
                COMMERCIAL SERVICES--1.2%
      37,700    Actrade Financial Technologies, Ltd.*/** .......       1,295,937
       2,500    Plexus Corp.* ..................................         386,875
                                                                    ------------
                                                                       1,682,812
                                                                    ------------
                COMPUTER COMPONENTS--0.1%
       7,400    T/R Systems, Inc.* .............................         122,100
                                                                    ------------
                COMPUTER DATA SECURITY--0.5%
      16,800    Rainbow Technologies, Inc.* ....................         665,700
                                                                    ------------
                COMPUTER NETWORKING PRODUCTS--2.5%
      65,900    Computer Network Technology Corp.* .............       1,318,000
      22,700    JNI Corp.*/** ..................................       1,523,737
      21,200    OTG Software, Inc.*/** .........................         474,350
                                                                    ------------
                                                                       3,316,087
                                                                    ------------
                COMPUTER SERVICES--1.9%
      17,500    FactSet Research Systems Inc. ..................         598,281
       6,800    Pomeroy Computer Resources, Inc.* ..............         158,100
      32,000    Tanning Technology Corp.* ......................         522,000
      63,100    Zomax Inc.*/** .................................       1,226,506
                                                                    ------------
                                                                       2,504,887
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

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                                family of funds
                                 MICRO CAP FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                COMPUTER SOFTWARE--7.5%
      10,800    Apropos Technology, Inc.* ......................    $    137,700
      13,500    Aspen Technology, Inc.* ........................         620,156
      14,200    BARRA, Inc.* ...................................         818,275
      29,100    Broadbase Software, Inc.* ......................         609,281
      34,900    Caminus Corp.* .................................         588,937
      31,500    Dendrite International, Inc.* ..................         836,719
      12,900    Documentum, Inc.*/** ...........................         923,156
       7,700    DSET Corp.* ....................................         208,381
      12,800    Embarcadero Technologies, Inc* .................         537,600
      17,400    MapInfo Corp.* .................................         722,100
      28,400    McAfee.com Corp.* ..............................         747,275
       4,200    NetIQ Corp.* ...................................         237,300
      17,400    NetScout Systems, Inc.* ........................         255,562
       6,700    ONYX Software Corp.* ...........................         152,006
      36,700    Quintus Corp.*/** ..............................         479,394
      13,900    Radiant Systems, Inc.* .........................         238,038
      19,600    SERENA Software, Inc.* .........................         862,400
       9,000    SilverStream Software, Inc.* ...................         312,750
      17,900    Verity, Inc.* ..................................         818,925
                                                                    ------------
                                                                      10,105,955
                                                                    ------------
                CONSUMER PRODUCTS--0.7%
      23,800    Salton, Inc.*/** ...............................         895,475
                                                                    ------------
                ELECTRICAL EQUIPMENT--0.9%
     103,500    General Cable Corp. ............................         866,813
      11,400    SatCon Technology Corp.* .......................         394,725
                                                                    ------------
                                                                       1,261,538
                                                                    ------------
                ELECTRONIC COMPONENTS & ACCESSORIES--7.1%
      21,800    Advanced Energy Industries, Inc.*/** ...........       1,245,325
       3,200    Asyst Technologies, Inc.* ......................          83,800
      12,300    C&D Technologies, Inc. .........................         679,575
      17,200    DSP Group, Inc.* ...............................         795,500
      19,300    Electro Scientific Industries, Inc.* ...........         794,919
       3,400    Exar Corp.* ....................................         410,125
      49,900    General Semiconductor, Inc.*/** ................         726,669
      18,000    Helix Technology Corp. .........................         681,750
       4,200    inSilicon Corp.* ...............................          85,575
      22,100    Integrated Measurement Systems, Inc.* ..........         395,037
       5,000    Jaco Electronics, Inc.* ........................          91,328
      22,200    Merix Corp.* ...................................       1,076,700
      23,100    Park Electrochemical Corp. .....................         928,331
       9,000    Technitrol, Inc. ...............................       1,147,500
      25,600    TelCom Semiconductor, Inc.* ....................         446,400
                                                                    ------------
                                                                       9,588,534
                                                                    ------------


--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                ELECTRONICS--0.5%
       6,600    Applied Films Corp.* ...........................    $    229,350
      21,300    Audiovox Corp.* ................................         386,062
                                                                    ------------
                                                                         615,412
                                                                    ------------
                ELECTRONICS - INSTRUMENTS--2.5%
       5,100    BEI Technologies, Inc. .........................         291,656
      31,600    FEI Co.*/** ....................................         951,950
      20,100    Measurement Specialties, Inc.* .................         782,644
       9,500    Photon Dynamics, Inc.* .........................         445,906
      23,000    Trimble Navigation Ltd.* .......................         955,937
                                                                    ------------
                                                                       3,428,093
                                                                    ------------
                ENVIRONMENTAL SERVICES--1.2%
      31,000    Tetra Tech, Inc.*/** ...........................         840,875
      35,300    Waste Connections, Inc.* .......................         820,725
                                                                    ------------
                                                                       1,661,600
                                                                    ------------
                FINANCIAL SERVICES--2.8%
      55,700    Doral Financial Corp. ..........................         828,537
       8,000    Gabelli Asset Management Inc.* .................         241,000
      35,000    Heller Financial, Inc. .........................         870,625
      28,100    LaBranche & Co. Inc.*/** .......................         846,512
      26,750    Metris Companies Inc. ..........................         961,328
                                                                    ------------
                                                                       3,748,002
                                                                    ------------
                FOOD & AGRICULTURE--0.9%
      31,500    Performance Food Group Co.* ....................       1,169,438
                                                                    ------------
                GENERIC PHARMACEUTICALS & DISTRIBUTION--1.3%
      14,300    Alpharma Inc., Class A** .......................         809,738
      34,900    Bindley Western Industries, Inc.** .............       1,005,556
                                                                    ------------
                                                                       1,815,294
                                                                    ------------
                HEALTH CARE--1.4%
      41,100    Advance Paradigm, Inc.*/** .....................       1,094,288
      22,300    Orthodontic Centers of America, Inc.*/** .......         730,325
                                                                    ------------
                                                                       1,824,613
                                                                    ------------
                HOSPITALS--1.3%
      19,200    LifePoint Hospitals, Inc.* .....................         578,400
      30,400    RehabCare Group, Inc.*/** ......................       1,136,200
                                                                    ------------
                                                                       1,714,600
                                                                    ------------
                INTERNET CONTENT--0.5%
      12,800    Lante Corp.* ...................................         120,000
      18,800    LookSmart, Ltd.*/** ............................         314,900
      27,000    Rare Medium Group, Inc.* .......................         270,000
                                                                    ------------
                                                                         704,900
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

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                                family of funds
                                 MICRO CAP FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                INTERNET SOFTWARE--3.8%
      23,400    AGENCY.COM Inc.* ...............................    $    560,137
       4,200    Allaire Corp.* .................................         142,537
       4,100    AppNet, Inc.* ..................................         202,694
      59,600    Centra Software, Inc.*/** ......................         547,575
      25,600    Clarus Corp.* ..................................       1,548,800
       9,200    Extensity, Inc.* ...............................         207,000
       2,000    FirePond, Inc.* ................................          41,750
       6,400    Interwoven, Inc.* ..............................         614,400
       3,200    IntraNet Solutions, Inc.* ......................         145,000
      11,400    Keynote Systems, Inc.* .........................         344,850
      15,100    WatchGuard Technologies, Inc.* .................         741,787
                                                                    ------------
                                                                       5,096,530
                                                                    ------------
                LABORATORY ANALYTICAL INSTRUMENTS--1.7%
      27,950    CyberOptics Corp.* .............................         810,550
      25,000    Nanometrics Inc.*/** ...........................       1,243,750
       5,800    Varian Inc.* ...................................         282,750
                                                                    ------------
                                                                       2,337,050
                                                                    ------------
                LEISURE & ENTERTAINMENT--0.8%
       6,200    Hotel Reservations Network, Inc.,
                  Class A* .....................................         218,163
      50,900    Topps Co., Inc. (The)* .........................         400,838
      24,700    WMS Industries, Inc.* ..........................         395,200
                                                                    ------------
                                                                       1,014,201
                                                                    ------------
                MEDICAL INSTRUMENTS & SUPPLIES--5.9%
      41,300    ADAC Laboratories* .............................         924,088
       8,000    ArthroCare Corp.* ..............................         356,000
      23,300    Biosite Diagnostics, Inc.*/** ..................       1,620,806
      22,100    Candela Corp.*/** ..............................         290,063
      10,500    Edwards Lifesciences Corp.* ....................         275,625
      53,100    Endocare, Inc.* ................................         932,569
      38,000    ICU Medical, Inc.* .............................         890,625
       6,800    INAMED Corp.*/** ...............................         222,275
      35,100    Inverness Medical Technology, Inc.*/** .........         647,156
      23,100    PolyMedica Corp.*/** ...........................         820,050
      20,400    SurModics, Inc.* ...............................         928,200
                                                                    ------------
                                                                       7,907,457
                                                                    ------------
                MULTIMEDIA/PUBLISHING--0.3%
      12,600    Martha Stewart Living Omnimedia, Inc.,
                  Class A*/** ..................................         425,250
                                                                    ------------


--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                OFFICE & BUSINESS EQUIPMENT--0.2%
       8,200    United Stationers Inc.*/** .....................    $    265,988
                                                                    ------------
                OIL & GAS FIELD EXPLORATION--0.7%
      11,000    Basin Exploration, Inc.*/** ....................         220,000
      10,800    Offshore Logistics, Inc.* ......................         187,650
      18,400    Pennaco Energy, Inc.* ..........................         289,800
       8,200    Spinnaker Exploration Co.* .....................         298,275
                                                                    ------------
                                                                         995,725
                                                                    ------------
                OIL EQUIPMENT & SERVICES--2.0%
      45,300    Horizon Offshore, Inc.* ........................         843,712
      14,100    Lone Star Technologies, Inc.* ..................         708,525
      27,200    Patterson Energy, Inc.* ........................         853,400
      12,500    Superior Energy Services, Inc.* ................         137,500
       7,600    Vintage Petroleum, Inc. ........................         159,600
                                                                    ------------
                                                                       2,702,737
                                                                    ------------
                OPTICAL INSTRUMENTS & LENSES--1.1%
      37,200    1-800 CONTACTS, INC.*/** .......................       1,494,975
                                                                    ------------
                PHARMACEUTICALS--2.9%
      29,200    Albany Molecular Research, Inc.*/** ............       1,043,900
       6,900    Dura Pharmaceuticals, Inc.* ....................         190,181
      18,100    GelTex Pharmaceuticals, Inc.* ..................         733,333
      21,200    Noven Pharmaceuticals, Inc.* ...................         890,400
      27,400    Syncor International Corp.* ....................       1,096,000
                                                                    ------------
                                                                       3,953,814
                                                                    ------------
                PUBLISHING--0.4%
      17,600    Information Holdings Inc.* .....................         565,400
                                                                    ------------
                RECREATIONAL--0.3%
      11,500    SCP Pool Corp.* ................................         337,094
                                                                    ------------
                RESIDENTIAL CONSTRUCTION--0.9%
      24,100    M.D.C. Holdings, Inc. ..........................         604,006
      40,400    Standard Pacific Corp. .........................         664,075
                                                                    ------------
                                                                       1,268,081
                                                                    ------------
                RESTAURANTS--0.5%
      15,400    Panera Bread Co., Class A* .....................         246,400
      14,100    RARE Hospitality International, Inc.* ..........         396,563
                                                                    ------------
                                                                         642,963
                                                                    ------------


The accompanying notes are an integral part of the financial statements.

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                                family of funds
                                 MICRO CAP FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                RETAIL - CATALOG & MAIL ORDER HOUSES--0.8%
       8,800    Coldwater Creek Inc.* ..........................    $    281,600
      38,100    Sharper Image Corp.* ...........................         762,000
                                                                    ------------
                                                                       1,043,600
                                                                    ------------
                RETAIL - COMPUTER EQUIPMENT--0.9%
      18,475    PC Connection, Inc.*/** ........................       1,196,256
                                                                    ------------
                RETAIL - FAMILY CLOTHING STORES--0.6%
      22,100    Factory 2-U Stores Inc.*/** ....................         763,831
                                                                    ------------
                RETAIL - SPECIALTY--1.7%
      59,800    Haverty Furniture Co., Inc. ....................         691,438
      30,800    Hot Topic, Inc.*/** ............................         872,025
       8,500    Michaels Stores, Inc.*/** ......................         297,500
      14,700    Musicland Stores Corp.* ........................         104,738
       7,400    Tweeter Home Entertainment Group,
                  Inc.*/** .....................................         265,938
                                                                    ------------
                                                                       2,231,639
                                                                    ------------
                RETAIL - SPECIALTY APPAREL--3.9%
      37,000    Chico's FAS, Inc.*/** ..........................       1,443,000
      24,100    Children's Place Retail Stores,
                  Inc. (The)*/** ...............................         710,950
      40,100    Christopher & Banks Corp.*/** ..................       1,423,550
      13,700    Gadzooks, Inc.* ................................         205,500
      13,600    Guess?, Inc. ...................................         308,550
      54,300    Wilsons, The Leather Experts, Inc.* ............       1,106,363
                                                                    ------------
                                                                       5,197,913
                                                                    ------------
                SAVINGS & LOAN ASSOCIATIONS--0.3%
      11,400    Downey Financial Corp. .........................         381,900
                                                                    ------------
                SCHOOLS--1.9%
      32,000    Career Education Corp.* ........................       1,278,000
      24,000    Corinthian Colleges, Inc.* .....................       1,296,000
                                                                    ------------
                                                                       2,574,000
                                                                    ------------
                SEMICONDUCTORS--4.4%
       5,800    Elantec Semiconductor, Inc* ....................         513,300
      59,300    ESS Technology, Inc.* ..........................       1,026,631
      36,200    Integrated Silicon Solution, Inc.* .............       1,063,375
      15,900    Kulicke and Soffa Industries, Inc.* ............         289,181
      38,300    Mattson Technology, Inc.*/** ...................         837,813
      26,500    Robotic Vision Systems, Inc.* ..................         336,219
       3,000    Rudolph Technologies, Inc.*/** .................         120,000
      24,400    SIPEX Corp.* ...................................       1,050,725
      11,400    Varian Semiconductor Equipment
                  Associates, Inc.* ............................         651,225
                                                                    ------------
                                                                       5,888,469
                                                                    ------------

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                SERVICES - EMPLOYMENT AGENCIES--2.3%
       7,700    Administaff, Inc.*/** ..........................    $    627,550
      27,500    Hall, Kinion & Associates, Inc.*/** ............         907,500
      14,900    Heidrick & Struggles International, Inc.*/** ...         866,063
      33,400    HotJobs.com, Ltd.* .............................         636,688
                                                                    ------------
                                                                       3,037,801
                                                                    ------------
                SERVICES - HEALTH CARE MANAGEMENT--1.0%
      26,600    Professional Detailing, Inc.*/** ...............       1,280,125
                                                                    ------------
                TELECOMMUNICATIONS--1.7%
      68,500    Boston Communications Group, Inc.* .............         984,688
      13,000    Brooktrout Inc.* ...............................         442,000
      10,100    Lightbridge, Inc.* .............................         176,750
      26,800    RMH Teleservices, Inc.*/** .....................         643,200
                                                                    ------------
                                                                       2,246,638
                                                                    ------------
                TELECOMMUNICATIONS EQUIPMENT--6.5%
       7,950    Anaren Microwave, Inc.* ........................         938,597
      18,200    Carrier Access Corp.*/** .......................         871,325
      58,800    Catapult Communications Corp.* .................       1,058,400
      60,400    Comtech Telecommunications Corp.* ..............       1,072,100
      42,000    Corsair Communications, Inc.* ..................         462,000
      39,500    EMS Technologies, Inc.* ........................         678,906
      17,100    Metro One Telecommunications, Inc.* ............         230,850
      13,200    Plantronics, Inc.* .............................         659,175
      66,700    Somera Communications, Inc.* ...................         887,944
       7,800    Tollgrade Communications, Inc.* ................         867,263
       2,400    Tut Systems, Inc.* .............................         241,500
      48,600    Westell Technologies, Inc., Class A*/** ........         777,600
                                                                    ------------
                                                                       8,745,660
                                                                    ------------
                TOBACCO--0.3%
      14,200    Universal Corp. ................................         367,425
                                                                    ------------
                TOYS--0.6%
      42,700    JAKKS Pacific, Inc.* ...........................         757,925
                                                                    ------------
                TRANSPORTATION--0.5%
      41,500    American Freightways Corp.* ....................         682,156
                                                                    ------------
                UTILITIES--0.1%
      14,000    El Paso Electric Co.* ..........................         188,125
                                                                    ------------
                WHOLESALE - DRUG DISTRIBUTION--1.3%
      26,200    AmeriSource Health Corp., Class A* .............         910,450
      15,000    Priority Healthcare Corp., Class B* ............         866,250
                                                                    ------------
                                                                       1,776,700
                                                                    ------------
                Total Common Stocks
                  (Cost $109,943,600) ............................   133,487,608
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

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                             n/i numeric investors
                                family of funds
                                 MICRO CAP FUND

                      PORTFOLIO OF INVESTMENTS (CONCLUDED)

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
  PRINCIPAL                                                            VALUE
AMOUNT (000'S)                                                        (NOTE 1)
--------------------------------------------------------------------------------
                REPURCHASE AGREEMENT--0.1%
  $   50        Bear, Stearns & Co. Inc.
                  (Agreement dated 08/31/00 to be
                  repurchased at $50,236)
                  6.62%, 09/01/00
                  (Cost $50,227) (Note 6) .....................     $     50,227
                                                                    ------------
                Total Investments -- 99.3%
                  (Cost $109,993,827) .........................      133,537,835
                                                                    ------------
                Other Assets in Excess of
                  Liabilities -- 0.7% .........................          995,224
                                                                    ------------
                Net Assets -- 100.0% ..........................     $134,533,059
                                                                    ============
-------------------
 * Non-income producing.
** Security or a portion thereof is out on loan.



The accompanying notes are an integral part of the financial statements.

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                                   GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                COMMON STOCKS--97.9%
                ADVERTISING--0.6%
       7,800    ADVO, Inc.* ....................................    $    319,312
       5,200    Penton Media, Inc. .............................         162,825
                                                                    ------------
                                                                         482,137
                                                                    ------------
                AEROSPACE--0.8%
       3,800    L-3 Communications Corp.* ......................         224,675
      14,500    REMEC, Inc.*/** ................................         413,250
                                                                    ------------
                                                                         637,925
                                                                    ------------
                AMUSEMENT & RECREATIONAL SERVICES--0.5%
      12,200    Polaris Industries Inc. ........................         416,325
                                                                    ------------
                AUTOMOBILE RENTALS--0.7%
      25,000    Dollar Thrifty Automotive Group, Inc.* .........         565,625
                                                                    ------------
                BEVERAGES--0.8%
       2,000    Canandaigua Brands, Inc., Class A* .............         107,750
      17,200    Pepsi Bottling Group, Inc. (The) ...............         546,100
                                                                    ------------
                                                                         653,850
                                                                    ------------
                BIOTECH--4.9%
       3,800    Affymetrix, Inc.*/** ...........................         300,200
       3,800    Alkermes, Inc.*/** .............................         175,750
       3,000    Aurora Biosciences Corp.* ......................         205,125
       4,100    Celgene Corp.* .................................         303,400
       3,600    Cephalon, Inc.*/** .............................         181,125
       3,600    COR Therapeutics, Inc.*/** .....................         202,500
       2,000    Corixa Corp.* ..................................         102,375
       1,500    CuraGen Corp.*/** ..............................          66,562
       5,700    Diversa Corp.*/** ..............................         162,450
       1,100    Enzo Biochem, Inc.* ............................          66,000
       3,700    Enzon, Inc.* ...................................         225,237
         400    Gilead Sciences, Inc.* .........................          43,200
       5,400    Icos Corp*/** ..................................         316,912
       2,900    IMClone Systems* ...............................         279,488
       2,900    Incyte Pharmaceuticals, Inc.* ..................         240,519
         600    Invitrogen Corp.*/** ...........................          37,875
         700    Myriad Genetics, Inc.* .........................          97,913
       3,600    PE Corp.- Celera Genomics Group* ...............         390,375
       3,700    Pharmacopeia, Inc.* ............................         155,169
       3,400    Protein Design Labs, Inc. ......................         258,400
       3,700    Texas Biotechnology Corp.* .....................          65,213
                                                                    ------------
                                                                       3,875,788
                                                                    ------------

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                BUILDING SUPPLIES--0.8%
      20,500    Hughes Supply, Inc. ............................    $    436,650
       6,700    Trex Co., Inc.* ................................         207,700
                                                                    ------------
                                                                         644,350
                                                                    ------------
                BUSINESS SERVICES--0.8%
       4,900    Cognizant Technology Solutions Corp.* ..........         209,475
       2,000    F.Y.I., Inc.* ..................................          78,000
      16,200    InterCept Group, Inc. (The)* ...................         376,650
                                                                    ------------
                                                                         664,125
                                                                    ------------
                CHEMICALS - SPECIALTY--0.8%
      18,100    Engelhard Corp. ................................         339,375
      35,500    W.R. Grace & Co.* ..............................         281,781
                                                                    ------------
                                                                         621,156
                                                                    ------------
                COMPUTER DATA SECURITY--0.2%
       1,500    Rainbow Technologies, Inc.* ....................          59,437
       1,600    SonicWALL, Inc.* ...............................         121,800
                                                                    ------------
                                                                         181,237
                                                                    ------------
                COMPUTER GRAPHICS--0.4%
       4,600    NVIDIA Corp.* ..................................         365,125
                                                                    ------------
                COMPUTER NETWORKING PRODUCTS--3.7%
       2,000    Brocade Communications Systems, Inc.* ..........         451,625
      24,900    Computer Network Technology Corp.* .............         498,000
       3,800    Emulex Corp.*/** ...............................         397,812
       2,700    Foundry Networks, Inc.* ........................         251,269
       7,500    JNI Corp.*/** ..................................         503,437
       6,600    Network Appliance, Inc.* .......................         772,200
       2,000    Turnstone Systems, Inc.*/** ....................         117,750
                                                                    ------------
                                                                       2,992,093
                                                                    ------------
                COMPUTER SERVICES--1.0%
       5,300    FactSet Research Systems Inc. ..................         181,194
      31,900    Zomax Inc.* ....................................         620,056
                                                                    ------------
                                                                         801,250
                                                                    ------------
                COMPUTER SOFTWARE--5.7%
       1,900    Aspen Technology, Inc.* ........................          87,281
       2,600    BARRA, Inc.* ...................................         149,825
       8,300    BEA Systems, Inc.* .............................         564,919
       9,200    Broadbase Software, Inc.* ......................         192,625
      18,500    Dendrite International, Inc.* ..................         491,406
       4,200    Documentum, Inc.*/** ...........................         300,562


The accompanying notes are an integral part of the financial statements.

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                             n/i numeric investors
                                family of funds
                                   GROWTH FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                COMPUTER SOFTWARE--(CONTINUED)
       3,700    Embarcadero Technologies, Inc* .................    $    155,400
       6,100    McAfee.com Corp.* ..............................         160,506
       3,400    Metasolv Software, Inc.* .......................         138,975
       1,000    Micromuse Inc.* ................................         151,875
       1,100    Nuance Communications, Inc.* ...................         144,787
       6,200    Quest Software, Inc.*/** .......................         320,075
      10,100    Quintus Corp.*/** ..............................         131,931
       6,400    Radiant Systems, Inc.* .........................         109,600
       2,000    Rational Software Corp.* .......................         257,375
      14,100    SERENA Software, Inc.* .........................         620,400
      11,400    Verity, Inc.* ..................................         521,550
                                                                    ------------
                                                                       4,499,092
                                                                    ------------
                CONSUMER PRODUCTS--0.7%
      13,900    Salton, Inc.*/** ...............................         522,987
       3,300    Yankee Candle Co.*/** ..........................          64,969
                                                                    ------------
                                                                         587,956
                                                                    ------------
                ELECTRICAL EQUIPMENT--0.7%
      50,000    General Cable Corp. ............................         418,750
       4,200    SatCon Technology Corp.* .......................         145,425
                                                                    ------------
                                                                         564,175
                                                                    ------------
                ELECTRONIC COMPONENTS & ACCESSORIES--9.1%
      10,600    Advanced Energy Industries, Inc.* ..............         605,525
       4,700    Amphenol Corp., Class A* .......................         300,800
       3,400    Applied Micro Circuits Corp.* ..................         689,987
      16,700    Asyst Technologies, Inc.* ......................         437,331
       1,300    Avnet, Inc. ....................................          77,837
      18,200    AVX Corp.** ....................................         544,862
       6,000    C&D Technologies, Inc. .........................         331,500
       6,900    DSP Group, Inc.* ...............................         319,125
       7,400    Electro Scientific Industries, Inc.* ...........         304,787
         500    Exar Corp.* ....................................          60,313
       6,300    Helix Technology Corp. .........................         238,612
      20,700    KEMET Corp.* ...................................         621,000
       5,250    Merix Corp.* ...................................         254,625
       4,150    Power-One, Inc.* ...............................         657,516
       7,200    Sawtek Inc.* ...................................         363,150
       5,800    Technitrol, Inc. ...............................         739,500
      16,250    Vishay Intertechnology, Inc.* ..................         655,078
                                                                    ------------
                                                                       7,201,548
                                                                    ------------


--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                ELECTRONICS - INSTRUMENTS--1.3%
       2,100    BEI Technologies, Inc. .........................    $    120,094
       9,900    FEI Co.* .......................................         298,237
       1,600    Photon Dynamics, Inc.* .........................          75,100
      12,800    Trimble Navigation Ltd.* .......................         532,000
                                                                    ------------
                                                                       1,025,431
                                                                    ------------
                ENVIRONMENTAL SERVICES--1.1%
      19,000    Tetra Tech, Inc.* ..............................         515,375
      16,700    Waste Connections, Inc.* .......................         388,275
                                                                    ------------
                                                                         903,650
                                                                    ------------
                FINANCIAL SERVICES--2.0%
      19,400    Doral Financial Corp. ..........................         288,575
      21,100    Heller Financial, Inc. .........................         524,862
      21,150    Metris Companies Inc. ..........................         760,078
                                                                    ------------
                                                                       1,573,515
                                                                    ------------
                FOOD & AGRICULTURE--1.3%
       6,180    ConAgra, Inc. ..................................         113,171
      15,500    Dean Foods Co. .................................         484,375
       5,300    Smithfield Foods, Inc.* ........................         140,781
       5,300    Suiza Foods Corp.* .............................         265,000
                                                                    ------------
                                                                       1,003,327
                                                                    ------------
                GENERIC PHARMACEUTICALS & DISTRIBUTION--1.2%
       7,400    Alpharma Inc., Class A** .......................         419,025
      18,204    Bindley Western Industries, Inc.** .............         524,503
                                                                    ------------
                                                                         943,528
                                                                    ------------
                HEALTH CARE--2.9%
      18,900    Advance Paradigm, Inc.* ........................         503,213
       2,200    Express Scripts, Inc., Class A* ................         156,613
      21,000    Orthodontic Centers of America, Inc.*/** .......         687,750
      14,500    Oxford Health Plans, Inc.* .....................         442,250
      10,200    PacifiCare Health Systems, Inc.* ...............         550,162
                                                                    ------------
                                                                       2,339,988
                                                                    ------------
                HOSPITALS--1.4%
      10,400    HCA -The Healthcare Corp. ......................         358,800
       2,500    LifePoint Hospitals, Inc.* .....................          75,312
      11,800    RehabCare Group, Inc.* .........................         441,025
       3,900    Universal Health Services, Inc., Class B* ......         275,925
                                                                    ------------
                                                                       1,151,062
                                                                    ------------
                INSURANCE - FINANCIAL GUARANTEE--1.4%
       6,600    MGIC Investment Corp. ..........................         388,162
       7,250    PMI Group, Inc. (The) ..........................         449,500
       4,000    Radian Group Inc. ..............................         248,500
                                                                    ------------
                                                                       1,086,162


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                                   GROWTH FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                INSURANCE - HEALTH & LIFE--0.3%
       6,100    Nationwide Financial Services,
                Inc., Class A ..................................    $    243,237
                                                                    ------------
                INTERNET CONTENT--0.1%
       4,500    Rare Medium Group, Inc.* .......................          45,000
                                                                    ------------
                INTERNET SOFTWARE--2.3%
       2,500    AGENCY.COM Inc.* ...............................          59,844
       2,200    Allaire Corp.* .................................          74,662
       1,200    Alteon Websystems, Inc.* .......................         177,600
         800    CacheFlow Inc.* ................................          87,500
      10,400    Clarus Corp.* ..................................         629,200
       4,000    Extensity, Inc.* ...............................          90,000
       2,200    Interwoven, Inc.* ..............................         211,200
       4,600    Keynote Systems, Inc.* .........................         139,150
         800    Software.com, Inc.* ............................         116,450
       5,700    WatchGuard Technologies, Inc.* .................         280,012
                                                                    ------------
                                                                       1,865,618
                                                                    ------------
                LABORATORY ANALYTICAL INSTRUMENTS--1.2%
      12,400    CyberOptics Corp.* .............................         359,600
      10,200    Nanometrics Inc.*/** ...........................         507,450
       1,700    Varian Inc.* ...................................          82,875
                                                                    ------------
                                                                         949,925
                                                                    ------------
                LEISURE & ENTERTAINMENT--1.0%
       6,600    Macrovision Corp.* .............................         703,725
      14,300    Topps Co., Inc. (The)* .........................         112,612
                                                                    ------------
                                                                         816,337
                                                                    ------------
                MEDICAL INSTRUMENTS & SUPPLIES--4.6%
      20,200    ADAC Laboratories* .............................         451,975
       1,900    ArthroCare Corp.* ..............................          84,550
       1,000    Beckman Coulter, Inc. ..........................          76,125
      11,700    Biosite Diagnostics, Inc.*/** ..................         813,881
       9,600    DENTSPLY International Inc. ....................         320,400
       2,400    Edwards Lifesciences Corp.* ....................          63,000
       8,100    Mallinckrodt Inc. ..............................         365,006
      15,200    PolyMedica Corp.*/** ...........................         539,600
       4,500    Quest Diagnostics Inc.* ........................         556,875
       3,700    Techne Corp.* ..................................         353,350
                                                                    ------------
                                                                       3,624,762
                                                                    ------------


--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                MULTIMEDIA/PUBLISHING--0.2%
       4,200    Martha Stewart Living Omnimedia,
                   Inc., Class A*/** ...........................    $    141,750
                                                                    ------------
                OFFICE & BUSINESS EQUIPMENT--0.4%
       9,400    United Stationers Inc.*/** .....................         304,913
                                                                    ------------
                OIL & GAS FIELD EXPLORATION--0.4%
       7,500    Basin Exploration, Inc.* .......................         150,000
       2,500    Spinnaker Exploration Co.* .....................          90,938
       1,300    St. Mary Land & Exploration Co. ................          53,788
                                                                    ------------
                                                                         294,726
                                                                    ------------
                OIL EQUIPMENT & SERVICES--2.5%
       8,300    ENSCO International, Inc. ......................         330,963
      17,200    Helmerich & Payne, Inc. ........................         635,325
       1,700    Noble Drilling Corp.* ..........................          82,450
      14,800    Patterson Energy, Inc.* ........................         464,350
       5,700    Smith International, Inc.*/** ..................         453,150
                                                                    ------------
                                                                       1,966,238
                                                                    ------------
                OIL REFINING--0.2%
       6,500    Ultramar Diamond Shamrock Corp. ................         152,344
                                                                    ------------
                OPTICAL INSTRUMENTS & LENSES--0.6%
      12,200    1-800 CONTACTS, INC.*/** .......................         490,288
                                                                    ------------
                PHARMACEUTICALS--6.1%
       5,900    Abgenix, Inc.* .................................         443,514
      15,400    Albany Molecular Research, Inc.*/** ............         550,550
       8,200    Andrx Corp.*/** ................................         713,400
       2,900    Dura Pharmaceuticals, Inc.* ....................          79,931
      10,600    GelTex Pharmaceuticals, Inc.* ..................         429,466
       6,500    IVAX Corp.* ....................................         225,063
      11,650    Jones Pharma Inc. ..............................         416,488
      16,200    King Pharmaceuticals, Inc.* ....................         520,425
       7,500    Noven Pharmaceuticals, Inc* ....................         315,000
      14,500    Syncor International Corp.* ....................         580,000
       6,600    Vertex Pharmaceuticals* ........................         561,000
                                                                    ------------
                                                                       4,834,837
                                                                    ------------
                RECREATIONAL--0.1%
       2,600    SCP Pool Corp.* ................................          76,213
                                                                    ------------
                RESIDENTIAL CONSTRUCTION--0.5%
      10,300    D.R. Horton, Inc. ..............................         202,138
      12,400    Standard Pacific Corp. .........................         203,825
                                                                    ------------
                                                                         405,963
                                                                    ------------


The accompanying notes are an integral part of the financial statements.

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                                family of funds
                                   GROWTH FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                RESTAURANTS--0.1%
       3,300    RARE Hospitality International, Inc.* ..........    $     92,813
                                                                    ------------
                RETAIL - CATALOG & MAIL ORDER HOUSES--0.6%
      22,200    Sharper Image Corp.* ...........................         444,000
                                                                    ------------
                RETAIL - COMPUTER EQUIPMENT--1.1%
      12,950    PC Connection, Inc.* ...........................         838,513
                                                                    ------------
                RETAIL - FAMILY CLOTHING STORES--0.4%
       9,500    Factory 2-U Stores Inc.*/** ....................         328,344
                                                                    ------------
                RETAIL - SPECIALTY--1.1%
      17,600    Hot Topic, Inc.*/** ............................         498,300
       3,400    Michaels Stores, Inc.*/** ......................         119,000
       4,300    Tweeter Home Entertainment
                  Group, Inc.*/** ..............................         154,531
       2,500    Ultimate Electronics, Inc.* ....................          87,656
                                                                    ------------
                                                                         859,487
                                                                    ------------
                RETAIL - SPECIALTY APPAREL--2.5%
      22,700    Chico's FAS, Inc.*/** ..........................         885,300
       8,200    Children's Place Retail Stores,
                  Inc. (The)*/** ...............................         241,900
      19,350    Christopher & Banks Corp* ......................         686,925
       8,900    Guess?, Inc.* ..................................         201,919
                                                                    ------------
                                                                       2,016,044
                                                                    ------------
                SAVINGS & LOAN ASSOCIATIONS--0.6%
       8,900    Astoria Financial Corp. ........................         312,613
       4,000    Downey Financial Corp. .........................         134,000
                                                                    ------------
                                                                         446,613
                                                                    ------------
                SCHOOLS--0.5%
      10,800    Career Education Corp.* ........................         431,325
                                                                    ------------
                SEMICONDUCTORS--8.3%
       2,900    Alpha Industries, Inc.* ........................         146,269
         600    Cree, Inc.* ....................................          82,650
       8,400    Cypress Semiconductor Corp.* ...................         415,275
       2,200    Elantec Semiconductor, Inc.* ...................         194,700
      27,500    ESS Technology, Inc.* ..........................         476,094
      13,000    Fairchild Semiconductor
                  Corp., Class A*/** ...........................         516,750
       9,700    Integrated Device Technology, Inc.* ............         851,175
      14,200    Integrated Silicon Solution, Inc.* .............         417,125
       1,600    International Rectifier Corp.* .................         100,700
      10,100    Kulicke and Soffa Industries, Inc.* ............         183,694
       6,000    Lattice Semiconductor Corp.* ...................         467,250
      12,300    Mattson Technology, Inc.*/** ...................         269,063


--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                SEMICONDUCTORS--(CONTINUED)
       3,900    Novellus Systems, Inc.* ........................    $    240,094
       1,200    PMC-Sierra, Inc.* ..............................         283,200
       3,300    QLogic Corp.* ..................................         374,550
       1,900    SDL, Inc.* .....................................         754,894
       7,300    SIPEX Corp.* ...................................         314,356
       2,400    TranSwitch Corp.* ..............................         144,450
       4,000    Varian Semiconductor Equipment
                  Associates, Inc.* ............................         228,500
       1,700    Virata Corp.* ..................................         116,875
                                                                    ------------
                                                                       6,577,664
                                                                    ------------
                SERVICES - EMPLOYMENT AGENCIES--1.7%
       3,800    Administaff, Inc.*/** ..........................         309,700
      17,200    Hall, Kinion & Associates, Inc.* ...............         567,600
       6,600    Heidrick & Struggles International,
                  Inc.*/** .....................................         383,625
       3,600    HotJobs.com, Ltd.* .............................          68,625
                                                                    ------------
                                                                       1,329,550
                                                                    ------------
                TELECOMMUNICATIONS--0.7%
      17,900    Boston Communications Group, Inc.* .............         257,313
       9,600    Lightbridge, Inc.* .............................         168,000
       1,400    Wireless Facilities, Inc.*/** ..................         105,000
                                                                    ------------
                                                                         530,313
                                                                    ------------
                TELECOMMUNICATIONS EQUIPMENT--10.2%
       6,700    ADC Telecommunications, Inc.* ..................         274,281
         700    Anaren Microwave, Inc.* ........................          82,644
       9,900    Carrier Access Corp.*/** .......................         473,963
       3,200    CIENA Corp.* ...................................         709,400
      24,200    Corsair Communications, Inc.* ..................         266,200
       5,400    Digital Lightwave, Inc.* .......................         473,850
       7,500    Ditech Communications Corp.* ...................         442,500
       9,600    Dmc Stratex Networks Inc* ......................         245,400
      15,990    Finisar Corp.*/** ..............................         741,536
       3,900    GlobeSpan, Inc.*/** ............................         469,706
       3,716    JDS Uniphase Corp.* ............................         462,584
       1,800    Natural Microsystems Corp.*/** .................         134,213
       3,900    Plantronics, Inc.* .............................         194,756
       4,500    Polycom, Inc.* .................................         505,687
       5,700    Powerwave Technologies, Inc.* ..................         274,313
      13,250    Quanta Services, Inc.* .........................         619,437
       4,600    Scientific-Atlanta, Inc. .......................         358,513
      27,600    Somera Communications, Inc.* ...................         367,425
       3,900    Tollgrade Communications, Inc.* ................         433,631
      14,400    UTStarcom, Inc.* ...............................         343,800
      15,800    Westell Technologies, Inc., Class A*/** ........         252,800
                                                                    ------------
                                                                       8,126,639
                                                                    ------------



The accompanying notes are an integral part of the financial statements.

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                             n/i numeric investors
                                family of funds
                                   GROWTH FUND

                      PORTFOLIO OF INVESTMENTS (CONCLUDED)

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                TOBACCO--0.2%
       5,800    Universal Corp. ................................    $    150,075
                                                                    ------------
                TOYS--0.3%
      14,000    JAKKS Pacific, Inc.* ...........................         248,500
                                                                    ------------
                TRANSPORTATION--0.3%
      12,700    American Freightways Corp.* ....................         208,756
                                                                    ------------
                UTILITIES--2.9%
       9,000    Calpine Corp.* .................................         891,000
      30,200    El Paso Electric Co.* ..........................         405,813
      11,600    Energen Corp. ..................................         300,875
       8,200    Minnesota Power, Inc. ..........................         181,938
       2,500    National Fuel Gas Co. ..........................         131,094
       1,800    ONEOK, Inc .....................................          57,488
      15,700    Public Service Co. of New Mexico ...............         335,588
                                                                    ------------
                                                                       2,303,796
                                                                    ------------
                WHOLESALE - DRUG DISTRIBUTION--1.0%
       8,100    AmeriSource Health Corp., Class A* .............         281,475
       9,043    Priority Healthcare Corp., Class B* ............         522,233
                                                                    ------------
                                                                         803,708
                                                                    ------------
                WHOLESALE - GROCERIES & GENERAL LINE--0.1%
       5,600    SUPERVALU INC ..................................          83,650
                                                                    ------------
                Total Common Stocks
                  (Cost $61,919,134) ...........................      77,812,361
                                                                    ------------

--------------------------------------------------------------------------------
  PRINCIPAL                                                            VALUE
AMOUNT (000'S)                                                        (NOTE 1)
--------------------------------------------------------------------------------
                REPURCHASE AGREEMENT--1.5%
 $ 1,244        Bear, Stearns & Co. Inc.
                     (Agreement dated 08/31/00 to be
                     repurchased at $1,244,113)
                     6.62%, 09/01/00
                     (Cost $1,243,884) (Note 6) ................     $ 1,243,884
                                                                     -----------
                Total Investments -- 99.4%
                  (Cost $63,163,018) ...........................      79,056,245
                                                                     -----------
                Other Assets in Excess of
                  Liabilities -- 0.6% ..........................         464,087
                                                                     -----------
                Net Assets -- 100.0% ...........................     $79,520,332
                                                                     ===========

-------------------
 * Non-income producing.
** Security or a portion thereof is out on loan.



The accompanying notes are an integral part of the financial statements.

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                                family of funds
                                  MID CAP FUND

                            PORTFOLIO OF INVESTMENTS

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                COMMON STOCKS--98.3%
                AEROSPACE--1.8%
      10,600    B.F. Goodrich Co. (The) ........................    $    432,612
       3,500    Boeing Co. (The) ...............................         187,687
       1,400    General Dynamics Corp. .........................          88,112
       1,700    United Technologies Corp. ......................         106,144
                                                                    ------------
                                                                         814,555
                                                                    ------------
                AIRLINES--2.4%
      12,700    AMR Corp.* .....................................         416,719
       9,300    Atlas Air, Inc.* ...............................         402,225
       5,300    Delta Air Lines, Inc. ..........................         262,350
                                                                    ------------
                                                                       1,081,294
                                                                    ------------
                AUTOMOBILE PARTS & EQUIPMENT--0.7%
       4,900    ArvinMeritor, Inc. .............................          80,850
      13,800    Delphi Automotive Systems Corp. ................         226,837
                                                                    ------------
                                                                         307,687
                                                                    ------------
                AUTOMOBILE RENTALS--0.1%
       1,900    Hertz Corp. (The), Class A .....................          58,187
                                                                    ------------
                BANKS--0.4%
       1,300    Comerica Inc. ..................................          73,206
       3,800    TCF Financial Corp. ............................         124,688
                                                                    ------------
                                                                         197,894
                                                                    ------------
                BEVERAGES--0.9%
      12,500    Pepsi Bottling Group, Inc. (The) ...............         396,875
                                                                    ------------
                BROADCASTING--1.5%
      15,600    Univision Communications Inc., Class A* ........         688,350
                                                                    ------------
                BROKERAGE--1.4%
       3,800    Bear Stearns Companies Inc. (The) ..............         254,837
       4,900    Investment Technology Group, Inc.* .............         235,200
         800    Lehman Brothers Holdings Inc. ..................         116,000
                                                                    ------------
                                                                         606,037
                                                                    ------------
                BUILDING SUPPLIES--0.6%
       8,100    Lafarge Corp. ..................................         197,437
       1,500    Lowe's Companies, Inc. .........................          67,219
                                                                    ------------
                                                                         264,656
                                                                    ------------
                BUSINESS SERVICES--2.2%
       4,100    Eaton Vance Corp. ..............................         198,594
       7,350    Quanta Services, Inc.* .........................         343,612
       6,800    SEI Investments Co. ............................         431,800
                                                                    ------------
                                                                         974,006
                                                                    ------------


--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                CHEMICALS - DIVERSIFIED--1.0%
      12,600    Air Products and Chemicals, Inc. ...............    $    457,537
                                                                    ------------
                CHEMICALS - SPECIALTY--1.0%
      23,500    Engelhard Corp. ................................         440,625
                                                                    ------------
                COMPUTER COMPONENTS--0.9%
      11,400    Silicon Storage Technology, Inc.* ..............         374,062
                                                                    ------------
                COMPUTER DATA SECURITY--0.3%
       2,000    SonicWALL, Inc.* ...............................         152,250
                                                                    ------------
                COMPUTER GRAPHICS--0.4%
       2,000    NVIDIA Corp* ...................................         158,750
                                                                    ------------
                COMPUTER NETWORKING PRODUCTS--2.3%
         400    Brocade Communications Systems, Inc.* ..........          90,325
       2,600    Emulex Corp.*/** ...............................         272,188
       2,600    Foundry Networks, Inc.* ........................         241,962
         400    Juniper Networks, Inc.* ........................          85,500
       1,100    Network Appliance, Inc.* .......................         128,700
       3,800    Turnstone Systems, Inc.* .......................         223,725
                                                                    ------------
                                                                       1,042,400
                                                                    ------------
                COMPUTER SOFTWARE--5.0%
       3,600    BEA Systems, Inc.* .............................         245,025
       2,600    Mercury Interactive Corp.* .....................         317,687
       6,300    Metasolv Software, Inc.* .......................         257,512
         900    Micromuse Inc.* ................................         136,688
      14,300    Network Associates, Inc.* ......................         370,012
       4,800    Quest Software, Inc.*/** .......................         247,800
       3,700    Rational Software Corp.* .......................         476,144
       2,300    SERENA Software, Inc.* .........................         101,200
       1,100    Symantec Corp.* ................................          53,694
                                                                    ------------
                                                                       2,205,762
                                                                    ------------
                CONSTRUCTION--0.2%
       1,900    Dycom Industries, Inc.* ........................         100,700
                                                                    ------------
                CONSUMER PRODUCTS--0.3%
       4,200    Fortune Brands, Inc. ...........................         107,100
                                                                    ------------
                ELECTRONIC COMPONENTS & ACCESSORIES--7.5%
       5,000    Advanced Energy Industries, Inc.* ..............         285,625
         800    Applied Micro Circuits Corp.* ..................         162,350
      14,000    Arrow Electronics, Inc.* .......................         509,250
       1,000    Avnet, Inc. ....................................          59,875
       9,400    AVX Corp.** ....................................         281,412
      13,700    KEMET Corp.* ...................................         411,000
       2,750    Power-One, Inc.* ...............................         435,703

The accompanying notes are an integral part of the financial statements.

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                                  MID CAP FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                ELECTRONIC COMPONENTS & ACCESSORIES--(CONTINUED)
       6,200    Sawtek Inc.* ...................................    $    312,712
       1,500    Technitrol, Inc. ...............................         191,250
      16,650    Vishay Intertechnology, Inc.* ..................         671,203
                                                                    ------------
                                                                       3,320,380
                                                                    ------------
                ENERGY--1.2%
      24,500    Questar Corp. ..................................         531,344
                                                                    ------------
                FINANCIAL SERVICES--1.9%
       4,400    AXA Financial, Inc. ............................         227,700
       2,200    Edwards (A.G.), Inc. ...........................         114,400
      13,950    Metris Companies Inc. ..........................         501,328
                                                                    ------------
                                                                         843,428
                                                                    ------------
                FOOD & AGRICULTURE--2.1%
       5,000    Albertson's, Inc. ..............................         107,500
      21,000    ConAgra, Inc. ..................................         384,562
      15,900    Smithfield Foods, Inc.* ........................         422,344
                                                                    ------------
                                                                         914,406
                                                                    ------------
                GENERIC PHARMACEUTICALS & DISTRIBUTION--0.7%
       5,600    Alpharma Inc., Class A** .......................         317,100
                                                                    ------------
                HEALTH CARE--3.8%
       4,900    Express Scripts, Inc., Class A* ................         348,819
       7,400    Oxford Health Plans, Inc.* .....................         225,700
       6,100    PacifiCare Health Systems, Inc.* ...............         329,019
       3,900    UnitedHealth Group Inc.** ......................         368,550
       4,800    Wellpoint Health Networks Inc.* ................         414,300
                                                                    ------------
                                                                       1,686,388
                                                                    ------------
                HOSPITALS--1.7%
      12,700    HCA -The Healthcare Corp. ......................         438,150
      10,200    Tenet Healthcare Corp.* ........................         316,200
                                                                    ------------
                                                                         754,350
                                                                    ------------
                INSURANCE--2.2%
       5,600    Loews Corp. ....................................         453,250
      21,400    Old Republic International Corp. ...............         512,262
                                                                    ------------
                                                                         965,512
                                                                    ------------
                INSURANCE - FINANCIAL GUARANTEE--2.9%
       2,600    Ambac Financial Group, Inc. ....................         168,025
       6,500    MGIC Investment Corp. ..........................         382,281
       4,900    PMI Group, Inc. (The) ..........................         303,800
       6,800    Radian Group Inc. ..............................         422,450
                                                                    ------------
                                                                       1,276,556
                                                                    ------------
                INSURANCE - HEALTH & LIFE--0.2%
       3,900    Torchmark Corp. ................................         109,444
                                                                    ------------


--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                INTERNET SOFTWARE--0.5%
       2,800    BroadVision, Inc.* .............................    $     96,600
       1,400    TIBCO Software Inc.*/** ........................         142,712
                                                                    ------------
                                                                         239,312
                                                                    ------------
                LABORATORY ANALYTICAL INSTRUMENTS--0.0%
         200    Varian Inc.* ...................................           9,750
                                                                    ------------
                LEISURE & ENTERTAINMENT--1.0%
      23,300    Brunswick Corp. ................................         436,875
                                                                    ------------
                MANUFACTURING--1.2%
       8,900    Cooper Industries, Inc.* .......................         314,281
       1,800    Parker-Hannifin Corp. ..........................          62,662
       2,700    Textron, Inc. ..................................         151,369
                                                                    ------------
                                                                         528,312
                                                                    ------------
                MANUFACTURING HEAVY EQUIPMENT--1.0%
      12,700    ITT Industries, Inc.* ..........................         427,037
                                                                    ------------
                MEDICAL INSTRUMENTS & SUPPLIES--4.5%
       4,700    Beckman Coulter, Inc. ..........................         357,787
      15,300    DENTSPLY International Inc. ....................         510,637
       6,200    MiniMed, Inc.* .................................         445,141
       5,700    Quest Diagnostics Inc.* ........................         705,375
                                                                    ------------
                                                                       2,018,940
                                                                    ------------
                OFFICE FURNITURE--0.2%
       2,500    HON INDUSTRIES Inc. ............................          67,344
                                                                    ------------
                OIL EQUIPMENT & SERVICES--6.9%
       1,700    Conoco Inc., Class B ...........................          44,413
       1,100    Cooper Cameron Corp.* ..........................          85,594
       3,200    ENSCO International Inc. .......................         127,600
       2,800    Hanover Compressor Co.*/** .....................          88,900
      15,300    Helmerich & Payne, Inc. ........................         565,144
      11,600    Marine Drilling Companies, Inc* ................         315,375
       1,000    Murphy Oil Corp. ...............................          66,750
       7,000    Nabors Industries, Inc.* .......................         332,938
      16,000    Noble Drilling Corp.* ..........................         776,000
       7,300    Occidental Petroleum Corp. .....................         157,863
      14,600    USX-Marathon Group .............................         400,588
       4,000    Vintage Petroleum, Inc. ........................          84,000
                                                                    ------------
                                                                       3,045,165
                                                                    ------------
                OIL REFINING--1.1%
      20,900    Ultramar Diamond Shamrock Corp. ................         489,844
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                                  MID CAP FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                PHARMACEUTICALS--1.8%
       1,600    Allergan, Inc. .................................    $    117,000
       1,000    Andrx Corp.*/** ................................          87,000
       1,800    Forest Laboratories, Inc.* .....................         176,175
       6,100    IVAX Corp.* ....................................         211,213
       5,700    Jones Pharma Inc. ..............................         203,775
                                                                    ------------
                                                                         795,163
                                                                    ------------
                PUBLISHING--0.5%
         700    Dow Jones & Co., Inc. ..........................          43,794
       1,900    Knight-Ridder, Inc.** ..........................         103,787
       1,600    New York Times Co. (The), Class A ..............          62,700
                                                                    ------------
                                                                         210,281
                                                                    ------------
                RADIO--1.1%
       2,100    Hispanic Broadcasting Corp.* ...................          53,944
      16,400    Westwood One, Inc.* ............................         456,125
                                                                    ------------
                                                                         510,069
                                                                    ------------
                RESTAURANTS--0.6%
      15,200    Darden Restaurants, Inc. .......................         268,850
                                                                    ------------
                RETAIL - DEPARTMENT STORES--1.4%
       5,900    BJ's Wholesale Club, Inc.* .....................         199,863
      13,600    Sears, Roebuck & Co. ...........................         424,150
                                                                    ------------
                                                                         624,013
                                                                    ------------
                RETAIL - DISCOUNT STORES--1.3%
      14,400    Dollar Tree Stores, Inc.* ......................         584,100
                                                                    ------------
                RETAIL - JEWELRY STORES--0.2%
       2,100    Zale Corp.* ....................................          77,569
                                                                    ------------
                RETAIL - SPECIALTY--0.9%
       3,600    Bed Bath & Beyond, Inc.* .......................          63,225
       8,300    Michaels Stores, Inc.*/** ......................         290,500
       1,800    Williams-Sonoma, Inc.* .........................          64,688
                                                                    ------------
                                                                         418,413
                                                                    ------------
                RETAIL - SPECIALTY APPAREL--0.2%
       3,800    Limited, Inc. (The) ............................          76,000
                                                                    ------------
                SAVINGS & LOAN ASSOCIATIONS--2.5%
       2,000    Astoria Financial Corp. ........................          70,250
       5,500    Golden State Bancorp Inc. ......................         110,688
      17,600    GreenPoint Financial Corp. .....................         459,800
      13,800    Washington Mutual, Inc. ........................         483,000
                                                                    ------------
                                                                       1,123,738
                                                                    ------------


--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                SEMICONDUCTORS--4.3%
       2,800    Altera Corp.* ..................................    $    181,475
         700    Analog Devices, Inc.* ..........................          70,350
      10,600    Cypress Semiconductor Corp.* ...................         524,038
         700    Elantec Semiconductor, Inc* ....................          61,950
       9,600    Fairchild Semiconductor Corp.,
                  Class A*/** ..................................         381,600
       2,600    Integrated Device Technology, Inc.* ............         228,150
       3,700    Lattice Semiconductor Corp.* ...................         288,138
       3,100    Varian Semiconductor Equipment
                   Associates, Inc.* ...........................         177,088
                                                                    ------------
                                                                       1,912,789
                                                                    ------------
                SERVICES - EMPLOYMENT AGENCIES--1.5%
       2,200    Manpower, Inc. .................................          79,613
      18,800    Robert Half International Inc.* ................         598,075
                                                                    ------------
                                                                         677,688
                                                                    ------------
                SERVICES - MANAGEMENT CONSULTING--0.2%
       3,100    TeleTech Holdings, Inc.* .......................         101,138
                                                                    ------------
                STEEL--0.2%
       5,900    USX-U.S. Steel Group** .........................         102,513
                                                                    ------------
                TELECOMMUNICATIONS EQUIPMENT--5.7%
       1,900    ADTRAN, Inc.* ..................................         101,769
       1,500    CIENA Corp.* ...................................         332,531
       3,400    Digital Lightwave, Inc* ........................         298,350
       5,100    Ditech Communications Corp.* ...................         300,900
       7,800    Finisar Corp.*/** ..............................         361,725
       3,700    Focal Communications Corp.* ....................         114,469
       2,865    GlobeSpan, Inc.*/** ............................         345,053
         500    New Focus, Inc.* ...............................          69,031
       1,200    Polycom, Inc.* .................................         134,850
       1,300    Tollgrade Communications, Inc.* ................         144,544
      13,200    UTStarcom, Inc.* ...............................         315,150
                                                                    ------------
                                                                       2,518,372
                                                                    ------------
                TOBACCO--0.4%
       5,500    Philip Morris Companies, Inc. ..................         162,937
                                                                    ------------
                UTILITIES--9.4%
       2,200    Calpine Corp.* .................................         217,800
       6,600    El Paso Energy Corp. ...........................         384,450
       5,700    Energy East Corp. ..............................         129,319
       8,800    Entergy Corp. ..................................         267,850
       9,500    FirstEnergy Corp. ..............................         235,125
       3,200    FPL Group, Inc. ................................         170,800

The accompanying notes are an integral part of the financial statements.

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                                  MID CAP FUND

                      PORTFOLIO OF INVESTMENTS (CONCLUDED)

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                UTILITIES--(CONTINUED)
      19,200    KeySpan Corp. ..................................    $    661,200
      17,900    MDU Resources Group Inc. .......................         447,500
       2,800    NICOR Inc. .....................................         103,250
      14,100    PPL Corp. ......................................         472,350
       3,700    Public Service Enterprise Group Inc. ...........         134,125
      22,700    Sempra Energy ..................................         442,650
      14,100    TXU Corp. ......................................         492,619
                                                                    ------------
                                                                       4,159,038
                                                                    ------------
                WHOLESALE - DISTRIBUTION--0.7%
       6,300    Tech Data Corp.* ...............................         325,238
                                                                    ------------
                WHOLESALE - GROCERIES & GENERAL LINE--1.4%
      13,800    Kroger Co. (The)* ..............................         313,087
       1,700    Safeway Inc.* ..................................          83,831
      14,500    SUPERVALU INC ..................................         216,594
                                                                    ------------
                                                                         613,512
                                                                    ------------
                Total Common Stocks
                  (Cost $40,411,047) ...........................      43,671,635
                                                                    ------------


--------------------------------------------------------------------------------
  PRINCIPAL                                                            VALUE
AMOUNT (000'S)                                                        (NOTE 1)
--------------------------------------------------------------------------------
                REPURCHASE AGREEMENT--0.7%
  $  327        Bear, Stearns & Co. Inc.
                  (Agreement dated 08/31/00 to be
                  repurchased at $326,665)
                  6.62%, 09/01/00
                  (Cost $326,605) (Note 6)                           $  326,605
                                                                     -----------
                Total Investments -- 99.0%
                  (Cost $40,737,652)                                  43,998,240
                                                                     -----------
                Other Assets in Excess of
                  Liabilities -- 1.0%                                    431,923
                                                                     -----------
                Net Assets -- 100.0%                                 $44,430,163
                                                                     ===========

-------------------
 * Non-income producing.
** Security or a portion thereof is out on loan.


The accompanying notes are an integral part of the financial statements.

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                              SMALL CAP VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                COMMON STOCKS--95.5%
                ADVERTISING--0.3%
       1,100    ADVO, Inc.* ....................................    $     45,031
                                                                    ------------
                AEROSPACE--1.1%
       1,100    Alliant Techsystems Inc.* ......................          84,769
       7,000    GenCorp, Inc. ..................................          51,187
         300    Litton Industries, Inc.* .......................          16,594
                                                                    ------------
                                                                         152,550
                                                                    ------------
                AMUSEMENT & RECREATIONAL SERVICES--1.2%
       4,800    Polaris Industries Inc. ........................         163,800
                                                                    ------------
                APPAREL--0.3%
       1,600    Kellwood Co. ...................................          25,600
       1,000    Tommy Hilfiger Corp.* ..........................          10,875
                                                                    ------------
                                                                          36,475
                                                                    ------------
                AUTOMOBILE PARTS & EQUIPMENT--1.3%
       1,300    American Axle & Manufacturing
                Holdings, Inc.* ................................          18,687
       1,900    ArvinMeritor, Inc. .............................          31,350
         400    BorgWarner, Inc. ...............................          13,750
       4,600    Dura Automotive Systems, Inc.* .................          49,450
       2,700    Lear Corp.* ....................................          58,219
                                                                    ------------
                                                                         171,456
                                                                    ------------
                AUTOMOBILE RENTALS--1.3%
       1,100    Avis Group Holdings, Inc.* .....................          33,825
       3,900    Dollar Thrifty Automotive Group, Inc.* .........          88,237
       1,700    Hertz Corp. (The), Class A .....................          52,062
                                                                    ------------
                                                                         174,124
                                                                    ------------
                BANKS--9.0%
       3,400    BancWest Corp. .................................          60,137
       6,000    Banknorth Group, Inc. ..........................          98,250
       3,100    Bank United Corp., Class A .....................         139,500
       2,800    GBC Bancorp ....................................         106,050
       2,700    Hamilton Bancorp, Inc.* ........................          40,162
      13,100    Hibernia Corp., Class A ........................         164,569
       7,120    Hudson United Bancorp ..........................         179,335
       3,500    Imperial Bancorp*/** ...........................          76,125
       5,600    National Commerce Bancorp ......................         108,150
       4,000    TCF Financial Corp. ............................         131,250
       3,400    Westamerica Bancorp ............................         103,062
                                                                    ------------
                                                                       1,206,590
                                                                    ------------


--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                BEVERAGES--0.4%
       1,100    Canandaigua Brands, Inc., Class A * ............    $     59,262
                                                                    ------------
                BROKERAGE--0.3%
       1,600    Tucker Anthony Sutro Corp.** ...................          37,700
                                                                    ------------
                BUILDING SUPPLIES--2.3%
       4,200    Butler Manufacturing Co. .......................          93,187
       7,000    Hughes Supply, Inc. ............................         149,100
       1,700    Lafarge Corp. ..................................          41,437
         600    USG Corp. ......................................          19,312
                                                                    ------------
                                                                         303,036
                                                                    ------------
                BUSINESS SERVICES--0.6%
       1,800    Eaton Vance Corp. ..............................          87,187
                                                                    ------------
                CHEMICALS - DIVERSIFIED--2.0%
       8,500    Olin Corp. .....................................         140,250
       4,500    Solutia Inc. ...................................          67,781
       4,700    Wellman, Inc. ..................................          56,694
                                                                    ------------
                                                                         264,725
                                                                    ------------
                CHEMICALS - SPECIALTY--1.2%
         800    Cytec Industries Inc.* .........................          26,700
       4,000    Engelhard Corp. ................................          75,000
       7,600    W.R. Grace & Co.* ..............................          60,325
                                                                    ------------
                                                                         162,025
                                                                    ------------
                COMPUTER NETWORKING PRODUCTS--0.7%
         500    Black Box Corp.* ...............................          29,750
       5,200    Quantum Corp-DLT & Storage* ....................          70,525
                                                                    ------------
                                                                         100,275
                                                                    ------------
                COMPUTER SERVICES--0.3%
       2,000    Pomeroy Computer Resources, Inc.* ..............          46,500
                                                                    ------------
                CONSUMER PRODUCTS--0.5%
       3,900    Polaroid Corp. .................................          66,300
                                                                    ------------
                ELECTRICAL EQUIPMENT--2.7%
       5,800    AMETEK, Inc.** .................................         123,975
      18,200    General Cable Corp. ............................         152,425
       2,500    Hubbell, Inc., Class B .........................          64,687
       3,000    SLI, Inc. ......................................          28,875
                                                                    ------------
                                                                         369,962
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

[GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                              SMALL CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                ELECTRONIC COMPONENTS & ACCESSORIES--3.1%
       1,800    CTS Corp. ......................................    $     92,362
       5,400    General Semiconductor, Inc.*/** ................          78,638
       2,400    Jaco Electronics, Inc.* ........................          43,837
       3,200    Park Electrochemical Corp. .....................         128,600
       2,400    Pioneer-Standard Electronics, Inc.** ...........          32,850
         300    Technitrol, Inc. ...............................          38,250
                                                                    ------------
                                                                         414,537
                                                                    ------------
                ENERGY--0.9%
       5,700    Questar Corp. ..................................         123,619
                                                                    ------------
                ENGINES--0.9%
       2,800    Briggs & Stratton Corp. ........................         121,100
                                                                    ------------
                FINANCIAL SERVICES--5.1%
       2,200    Advanta Corp., Class A ** ......................          28,600
       2,600    Deluxe Corp. ...................................          57,200
       8,400    Doral Financial Corp. ..........................         124,950
       2,400    Federated Investors, Inc., Class B .............          56,250
       6,400    Heller Financial, Inc. .........................         159,200
       3,100    John Nuveen Co.(The), Class A ** ...............         140,662
       2,300    LaBranche & Co., Inc.* .........................          69,287
       1,400    Southwest Securities Group, Inc.** .............          46,462
                                                                    ------------
                                                                         682,611
                                                                    ------------
                FOOD & AGRICULTURE--3.5%
       3,100    Dean Foods Co. .................................          96,875
       3,800    Dole Food Co., Inc. ............................          53,675
       5,800    International Multifoods Corp. .................          94,612
       4,700    Interstate Bakeries Corp. ......................          84,306
       5,900    Michael Foods, Inc. ............................         140,125
                                                                    ------------
                                                                         469,593
                                                                    ------------
                FOOTWEAR--0.9%
       1,700    Footstar, Inc.* ................................          50,575
       5,500    Steven Madden, Ltd.*/** ........................          67,719
                                                                    ------------
                                                                         118,294
                                                                    ------------
                GENERIC PHARMACEUTICALS & DISTRIBUTION--0.3%
       1,400    Bindley Western Industries, Inc.** .............          40,338
                                                                    ------------
                HEALTH CARE--0.7%
       1,800    Foundation Health Systems, Inc.* ...............          31,612
       1,200    PacifiCare Health Systems, Inc.* ...............          64,725
                                                                    ------------
                                                                          96,337
                                                                    ------------

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS--0.8%
       3,200    Libbey Inc. ....................................    $    105,000
                                                                    ------------
                INDUSTRIAL MACHINERY--0.5%
       3,700    Terex Corp.* ...................................          67,756
                                                                    ------------
                INSURANCE--1.1%
       6,300    Old Republic International Corp. ...............         150,806
                                                                    ------------
                INSURANCE - FINANCIAL GUARANTEE--1.8%
       1,550    PMI Group, Inc. (The) ..........................          96,100
       2,300    Radian Group Inc. ..............................         142,887
                                                                    ------------
                                                                         238,987
                                                                    ------------
                INSURANCE - HEALTH & LIFE--1.5%
       1,500    AmerUs Life Holdings, Inc., Class A ** .........          37,031
       4,200    Nationwide Financial Services, Inc.,
                  Class A ......................................         167,475
                                                                    ------------
                                                                         204,506
                                                                    ------------
                INSURANCE - PROPERTY & CASUALTY--1.9%
       4,100    Commerce Group, Inc. (The) .....................         106,600
       3,800    FPIC Insurance Group, Inc.*/** .................          57,712
       3,800    LandAmerica Financial Group, Inc.** ............          96,662
                                                                    ------------
                                                                         260,974
                                                                    ------------
                LEISURE & ENTERTAINMENT--1.9%
         500    Anchor Gaming * ................................          36,625
       8,200    Brunswick Corp. ................................         153,750
       4,400    Isle of Capri Casinos, Inc.* ...................          68,750
                                                                    ------------
                                                                         259,125
                                                                    ------------
                MACHINERY--4.7%
       7,200    Flowserve Corp. ................................         133,200
       4,400    Graco Inc. .....................................         155,925
       9,400    JLG Industries, Inc. ...........................         108,687
      10,700    Milacron Inc. ..................................         165,181
       1,900    United Dominion Industries Ltd.** ..............          30,519
         700    Zebra Technologies Corp., Class A* .............          37,800
                                                                    ------------
                                                                         631,312
                                                                    ------------
                MANUFACTURING--1.4%
         400    Coorstek, Inc.* ................................          18,750
       1,100    Harsco Corp. ...................................          30,594
       3,000    Pentair, Inc.** ................................          97,500
       1,300    Teleflex, Inc. .................................          46,313
                                                                    ------------
                                                                         193,157
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                              SMALL CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                MEDICAL INSTRUMENTS & SUPPLIES--2.2%
       1,700    Beckman Coulter, Inc. ..........................    $    129,413
       1,500    DENTSPLY International Inc. ....................          50,063
       3,100    Invacare Corp. .................................          83,506
         600    Mallinckrodt Inc. ..............................          27,038
                                                                    ------------
                                                                         290,020
                                                                    ------------
                METAL FABRICATING--0.4%
       2,700    Quanex Corp.** .................................          50,456
                                                                    ------------
                OFFICE & BUSINESS EQUIPMENT--0.6%
       2,700    United Stationers Inc.*/** .....................          87,581
                                                                    ------------
                OIL & GAS FIELD EXPLORATION--1.7%
       3,700    Comstock Resources, Inc.*/** ...................          36,769
       1,400    Houston Exploration Co.(The) */** ..............          36,225
       1,000    HS Resources, Inc.* ............................          31,688
       1,100    Offshore Logistics, Inc.* ......................          19,113
       1,400    St. Mary Land & Exploration Co. ................          57,925
       3,200    Trico Marine Services, Inc.* ...................          46,400
                                                                    ------------
                                                                         228,120
                                                                    ------------
                OIL REFINING--0.4%
       2,300    Ultramar Diamond Shamrock Corp. ................          53,906
                                                                    ------------
                PAPER & ALLIED PRODUCTS--0.4%
       3,800    Schweitzer-Mauduit International, Inc. .........          55,100
                                                                    ------------
                RESIDENTIAL CONSTRUCTION--8.0%
       8,600    Del Webb Corp.* ................................         192,425
      10,000    D.R. Horton, Inc. ..............................         196,250
       6,900    Kaufman and Broad Home Corp. ...................         171,206
       5,700    M.D.C. Holdings, Inc. ..........................         142,856
       1,400    Pulte Corp. ....................................          46,113
       5,600    Ryland Group, Inc. (The)** .....................         137,550
      11,400    Standard Pacific Corp. .........................         187,388
                                                                    ------------
                                                                       1,073,788
                                                                    ------------
                RESTAURANTS--0.8%
       4,800    Landry's Seafood Restaurants, Inc. .............          37,800
       3,000    Ryan's Family Steak Houses, Inc.* ..............          24,375
       2,300    Wendy's International, Inc.** ..................          43,413
                                                                    ------------
                                                                         105,588
                                                                    ------------

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                RETAIL - SPECIALTY--1.5%
       7,900    Blockbuster Inc., Class A ......................    $     74,063
       9,500    Haverty Furniture Co., Inc. ....................         109,844
       2,100    Musicland Stores Corp.* ........................          14,963
                                                                    ------------
                                                                         198,870
                                                                    ------------
                RETAIL - SPECIALTY APPAREL--1.3%
       2,300    Fossil, Inc.* ..................................          40,106
       1,500    Payless ShoeSource, Inc.* ......................          80,063
       2,800    Wilsons, The Leather Experts, Inc.* ............          57,050
                                                                    ------------
                                                                         177,219
                                                                    ------------
                SAVINGS & LOAN ASSOCIATIONS--4.5%
       4,700    Astoria Financial Corp. ........................         165,088
       5,000    Dime Bancorp, Inc. .............................          91,875
       5,500    Downey Financial Corp. .........................         184,250
       2,400    Golden State Bancorp Inc. ......................          48,300
       1,100    GreenPoint Financial Corp. .....................          28,738
       7,400    Sovereign Bancorp, Inc. ........................          62,900
       1,200    Webster Financial Corp.** ......................          29,588
                                                                    ------------
                                                                         610,739
                                                                    ------------
                SEMICONDUCTORS--1.0%
       4,400    ESS Technology, Inc.* ..........................          76,175
       4,200    Semitool, Inc.* ................................          52,763
                                                                    ------------
                                                                         128,938
                                                                    ------------
                STEEL--1.6%
      14,100    AK Steel Holding Corp. .........................         153,338
       3,800    USX-U.S. Steel Group ** ........................          66,025
                                                                    ------------
                                                                         219,363
                                                                    ------------
                TOBACCO--1.3%
       6,700    Universal Corp. ................................         173,363
                                                                    ------------
                TRANSPORTATION--2.6%
       3,500    American Freightways Corp * ....................          57,531
       5,000    Arkansas Best Corp.* ...........................          75,313
       2,500    CNF Transportation Inc. ........................          61,250
       2,000    GATX Corp. .....................................          81,375
       4,900    Yellow Corp.* ..................................          74,725
                                                                    ------------
                                                                         350,194
                                                                    ------------
                TRUCKS - RENTAL SERVICES--0.7%
       5,200    Ryder System, Inc.** ...........................          99,775
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                              SMALL CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONCLUDED)

                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                                                                       VALUE
     SHARES                                                           (NOTE 1)
--------------------------------------------------------------------------------
                UTILITIES--9.1%
       3,800    ALLETE .........................................    $     84,313
       1,900    Atmos Energy Corp. .............................          39,425
       9,400    Conectiv .......................................         166,850
       4,800    Energen Corp. ..................................         124,500
       3,300    Energy East Corp. ..............................          74,869
       3,800    MDU Resources Group, Inc. ......................          95,000
       2,000    NICOR Inc. .....................................          73,750
       3,100    NUI Corp. ......................................          93,194
       5,000    ONEOK, Inc. ....................................         159,688
       8,600    Public Service Co. of New Mexico ...............         183,825
       1,700    RGS Energy Group Inc.** ........................          42,288
       3,200    UtiliCorp United, Inc. .........................          76,200
         500    Western Resources, Inc. ........................          10,000
                                                                    ------------
                                                                       1,223,902
                                                                    ------------
                WHOLESALE - DRUG DISTRIBUTION--0.9%
       1,700    AmeriSource Health Corp., Class A * ............          59,075
       6,300    Bergen Brunswig Corp., Class A * ...............          59,063
                                                                    ------------
                                                                         118,138
                                                                    ------------
                Total Common Stocks
                  (Cost $11,499,783) .............................    12,870,110
                                                                    ------------


--------------------------------------------------------------------------------
  PRINCIPAL                                                            VALUE
AMOUNT (000'S)                                                        (NOTE 1)
--------------------------------------------------------------------------------
                REPURCHASE AGREEMENT--3.2%
  $  438        Bear, Stearns & Co. Inc.
                    (Agreement dated 08/31/00 to be
                    repurchased at $437,843)
                    6.62%, 09/01/00
                    (Cost $437,762) (Note 6)                         $   437,762
                                                                     -----------
                Total Investments -- 98.7%
                    (Cost $11,937,545)                                13,307,872
                                                                     -----------
                Other Assets in Excess of
                    Liabilities -- 1.3%                                  172,895
                                                                     -----------
                Net Assets -- 100.0%                                 $13,480,767
                                                                     ===========

-------------------
 * Non-income producing.
** Security or a portion thereof is out on loan.


The accompanying notes are an integral part of the financial statements.

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                      STATEMENTS OF ASSETS AND LIABILITIES

                                 AUGUST 31, 2000

                                                                      MICRO CAP         GROWTH           MID CAP     SMALL CAP VALUE
                                                                        FUND             FUND             FUND             FUND
                                                                    ------------     ------------     ------------    --------------
ASSETS
   Investments, at value (Cost - $109,993,827,
      $63,163,018, $40,737,652, $11,937,545,
      respectively) ...........................................     $133,537,835     $ 79,056,245     $ 43,998,240     $ 13,307,872
   Cash collateral received for securities loaned
      (Note 5) ................................................        2,187,324        1,238,230          365,475           69,769
   Receivable for investments sold ............................        1,787,365          965,330        2,377,618          377,613
   Dividends and interest receivable ..........................           35,272           26,705           55,416           29,545
   Receivable for Fund shares sold ............................               --            5,000           42,049               --
   Receivable from investment adviser .........................               --               --               --            3,972
   Prepaid expenses ...........................................            9,514               --           31,771               --
                                                                    ------------     ------------     ------------     ------------
      Total assets ............................................      137,557,310       81,291,510       46,870,569       13,788,771
                                                                    ------------     ------------     ------------     ------------
LIABILITIES
   Payable upon return of securities loaned (Note 5) ..........        2,187,324        1,238,230          365,475           69,769
   Payable for investments purchased ..........................          749,533          450,507        2,023,839          226,920
   Payable for Fund shares redeemed ...........................               --           33,628           19,928               --
   Accrued expenses and other liabilities .....................           87,394           48,813           31,164           11,315
                                                                    ------------     ------------     ------------     ------------
      Total liabilities .......................................        3,024,251        1,771,178        2,440,406          308,004
                                                                    ------------     ------------     ------------     ------------
NET ASSETS
   Capital stock, $0.001 par value ............................            6,409            3,356            2,311            1,045
   Additional paid-in capital .................................       82,325,565       42,013,035       34,482,417       12,263,068
   Undistributed net investment income ........................               --               --          174,907          149,898
   Accumulated net realized gain/(loss) from
      investments and futures transactions, if any ............       28,657,077       21,610,714        6,509,940         (303,571)
   Net unrealized appreciation on investments .................       23,544,008       15,893,227        3,260,588        1,370,327
                                                                    ------------     ------------     ------------     ------------
   Net assets applicable to shares outstanding ................     $134,533,059     $ 79,520,332     $ 44,430,163     $ 13,480,767
                                                                    ============     ============     ============     ============
Shares outstanding ............................................        6,408,939        3,356,493        2,311,295        1,044,582
                                                                    ------------     ------------     ------------     ------------
Net asset value, offering and redemption price
   per share ..................................................           $20.99           $23.69           $19.22           $12.91
                                                                          ======           ======           ======           =======


The accompanying notes are an integral part of the financial statements.

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                             n/i numeric investors
                                family of funds
                            STATEMENTS OF OPERATIONS

                    FOR THE FISCAL YEAR ENDED AUGUST 31, 2000

                                                                      MICRO CAP         GROWTH           MID CAP     SMALL CAP VALUE
                                                                        FUND             FUND             FUND             FUND
                                                                    ------------     ------------     ------------    --------------
INVESTMENT INCOME
   Dividends* .................................................     $    201,012     $    165,493     $    523,854     $    231,947
   Interest ...................................................          238,548           93,174           77,969            3,004
   Securities lending (Note 5) ................................           66,366           33,847           12,311           25,727
                                                                    ------------     ------------     ------------     ------------
                                                                         505,926          292,514          614,134          260,678
                                                                    ------------     ------------     ------------     ------------
EXPENSES
   Advisory fees ..............................................          851,528          533,915          329,362           83,085
   Co-Administration fees .....................................          198,721          124,697           96,956           80,538
   Administrative services fees ...............................          170,306          106,842           65,872           16,617
   Transfer agent fees and expenses ...........................           54,006           44,987           88,252           39,144
   Printing ...................................................           62,003           36,606           64,996            5,017
   Custodian fees and expenses ................................           41,561           23,869           14,674            4,457
   Audit and legal fees .......................................           40,272           23,407           14,354            6,484
   Federal and state registration fees ........................           20,755           22,791           17,174            9,340
   Director's fees and expenses ...............................            5,629            3,505            2,653               77
   Other ......................................................            9,729           16,113           11,038           14,568
                                                                    ------------     ------------     ------------     ------------
      Total expenses before waivers and
         reimbursements, if any ...............................        1,454,510          936,732          705,331          259,327
      Less: waivers and reimbursements, if any ................         (319,139)        (224,451)        (266,182)        (148,547)
                                                                    ------------     ------------     ------------     ------------
      Total expenses after waivers and
         reimbursements, if any ...............................        1,135,371          712,281          439,149          110,780
                                                                    ------------     ------------     ------------     ------------
   Net Investment Income/(Loss) ...............................         (629,445)        (419,767)         174,985          149,898
                                                                    ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED  GAIN ON INVESTMENTS
   AND FUTURES TRANSACTIONS:
   Net realized gain/(loss) from:
      Investments .............................................       29,756,011       22,719,797        7,569,030         (194,892)
      Futures transactions ....................................          (67,142)              --               --               --
   Net change in unrealized appreciation/
      (depreciation) on investments ...........................       20,300,544       11,738,071        3,549,311        1,637,027
                                                                    ------------     ------------     ------------     ------------
   Net realized and unrealized gain on investments
      and futures transactions, if any ........................       49,989,413       34,457,868       11,118,341        1,442,135
                                                                    ------------     ------------     ------------     ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ............................................     $ 49,359,968     $ 34,038,101     $ 11,293,326     $  1,592,033
                                                                    ============     ============     ============     =============

---------------

* Net of foreign withholding taxes of $2,319, $312 and $561 for the Micro Cap Fund, Growth Fund and Small Cap Value Fund, respectively.

The accompanying notes are an integral part of the financial statements.

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
                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                    MICRO CAP                          GROWTH
                                                                      FUND                              FUND
                                                       ---------------------------------  --------------------------------

                                                            FOR THE          FOR THE           FOR THE          FOR THE
                                                            FISCAL           FISCAL            FISCAL           FISCAL
                                                          YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                        AUGUST 31, 2000  AUGUST 31, 1999   AUGUST 31, 2000  AUGUST 31, 1999
                                                       ---------------- ----------------  ---------------- ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income/(loss) ....................   $    (629,445)    $    (463,635)   $    (419,767)    $    (341,042)
   Net realized gain/(loss) from investments
      and futures transactions, if any .............      29,688,869        18,229,148       22,719,797         3,454,997
   Net change in unrealized appreciation/
      (depreciation) on investments ................      20,300,544        26,593,111       11,738,071        28,829,220
                                                       -------------     -------------    -------------     -------------
   Net increase in net assets resulting from
      operations ...................................      49,359,968        44,358,624       34,038,101        31,943,175
                                                       -------------     -------------    -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...........................              --                --               --                --
   Net realized capital gains ......................     (18,272,210)       (7,942,123)      (1,484,633)          (39,086)
                                                       -------------     -------------    -------------     -------------
   Total dividends and distributions to shareholders     (18,272,210)       (7,942,123)      (1,484,633)          (39,086)
                                                       -------------     -------------    -------------     -------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS (NOTE 4) ........      27,096,476       (59,334,109)     (15,408,959)      (47,367,810)
                                                       -------------     -------------    -------------     -------------
   Total increase/(decrease) in net assets .........      58,184,234       (22,917,608)      17,144,509       (15,463,721)

NET ASSETS
   Beginning of period .............................      76,348,825        99,266,433       62,375,823        77,839,544
                                                       -------------     -------------    -------------     -------------
   End of period+ ..................................   $ 134,533,059     $  76,348,825    $  79,520,332     $  62,375,823
                                                       =============     =============    =============     =============


-------------------

*   Commencement of operations.
+ Includes undistributed net investment income of $174,907 and $149,898 for the Mid Cap Fund and Small Cap Value Fund, respectively, for the fiscal year ended August 31, 2000. At August 31, 1999, the Mid Cap Fund and Small Cap Value Fund had undistributed net investment income of $82,539 and $87,010, respectively.


The accompanying notes are an integral part of the financial statements.

                                       34




                                                                       MID CAP                         SMALL CAP VALUE
                                                                        FUND                                FUND
                                                         ----------------------------------  -------------------------------------

                                                              FOR THE           FOR THE           FOR THE         FOR THE PERIOD
                                                              FISCAL            FISCAL            FISCAL        NOVEMBER 30, 1998*
                                                            YEAR ENDED        YEAR ENDED        YEAR ENDED            THROUGH
                                                          AUGUST 31, 2000   AUGUST 31, 1999   AUGUST 31, 2000     AUGUST 31, 1999
                                                         ----------------  ----------------  ----------------  -------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income/(loss) ....................      $     174,985     $     274,601     $     149,898       $      87,010
   Net realized gain/(loss) from investments
      and futures transactions, if any .............          7,569,030         4,760,317          (194,892)          1,061,132
   Net change in unrealized appreciation/
      (depreciation) on investments ................          3,549,311        29,753,292         1,637,027            (266,700)
                                                          -------------     -------------     -------------       -------------
   Net increase in net assets resulting from
      operations ...................................         11,293,326        34,788,210         1,592,033             881,442
                                                          -------------     -------------     -------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...........................            (82,617)         (497,210)          (87,010)                 --
   Net realized capital gains ......................         (5,452,700)      (10,970,699)       (1,169,811)                 --
                                                          -------------     -------------     -------------       -------------
   Total dividends and distributions to shareholders         (5,535,317)      (11,467,909)       (1,256,821)                 --
                                                          -------------     -------------     -------------       -------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS (NOTE 4) ........        (10,483,627)      (84,340,716)        1,647,265          10,616,848
                                                          -------------     -------------     -------------       -------------
   Total increase/(decrease) in net assets .........         (4,725,618)      (61,020,415)        1,982,477          11,498,290

NET ASSETS
   Beginning of period .............................         49,155,781       110,176,196        11,498,290                  --
                                                          -------------     -------------     -------------       -------------
   End of period+ ..................................      $  44,430,163     $  49,155,781     $  13,480,767       $  11,498,290
                                                          =============     =============     =============       ==============

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                                  MICRO CAP FUND
                                                                --------------------------------------------------------------------

                                                                FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED
                                                                AUGUST 31, 2000  AUGUST 31, 1999  AUGUST 31, 1998  AUGUST 31, 1997
                                                                ---------------  ---------------  --------------   ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .....................         $  18.03         $ 12.52           $ 18.47          $ 11.67
                                                                   --------         -------           -------          -------
Net investment income/(loss) .............................            (0.10)          (0.18)            (0.07)           (0.01)
Net realized and unrealized gain/(loss)
   on investments and futures
   transactions, if any ..................................             7.39            6.72             (3.23)            6.82
                                                                   --------         -------           -------          -------
Net increase/(decrease) in net assets
   resulting from operations .............................             7.29            6.54             (3.30)            6.81
                                                                   --------         -------           -------          -------
Dividends and distributions to
   shareholders from:
Net investment income ....................................               --              --                --            (0.01)
Net realized capital gains ...............................            (4.33)          (1.03)            (2.65)              --
                                                                   --------         -------           -------          -------
Total dividends and distributions to
   shareholders ..........................................            (4.33)          (1.03)            (2.65)           (0.01)
                                                                   --------         -------           -------          -------
Net asset value, end of period ...........................         $  20.99         $ 18.03           $ 12.52          $ 18.47
                                                                   ========         =======           =======          =======
Total investment return(1) ...............................            54.42%          56.09%           (20.74)%          58.41%
                                                                   ========         =======           =======          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ................         $134,533         $76,349           $99,266         $142,119
Ratio of expenses to average net assets(2) ...............             1.00%           1.00%             1.00%            1.00%
Ratio of expenses to average net assets
   without waivers and expense reimbursements, if any                  1.28%           1.26%             1.23%            1.45%
Ratio of net investment income/(loss) to
   average net assets(2) .................................           (0.55)%         (0.46)%           (0.41)%          (0.06)%
Portfolio turnover rate ..................................           297.08%         316.02%           408.70%          233.49%





                                                              MICRO CAP FUND                       GROWTH FUND
                                                              ---------------    ---------------------------------------------------
                                                               FOR THE PERIOD
                                                               JUNE 3, 1996*     FOR THE FISCAL   FOR THE FISCAL    FOR THE FISCAL
                                                                  THROUGH           YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                              AUGUST 31, 1996    AUGUST 31, 2000  AUGUST 31, 1999   AUGUST 31, 1998
                                                              ---------------    ---------------  ---------------   ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .....................         $ 12.00           $ 14.89          $  9.75          $ 16.29
                                                                   -------           -------          -------          -------
Net investment income/(loss) .............................            0.01             (0.12)           (0.18)           (0.07)
Net realized and unrealized gain/(loss)
   on investments and futures
   transactions, if any ..................................           (0.34)             9.29             5.33            (3.98)
                                                                   -------           -------          -------          -------
Net increase/(decrease) in net assets
   resulting from operations .............................           (0.33)             9.17             5.15            (4.05)
                                                                   -------           -------          -------          -------
Dividends and distributions to
   shareholders from:
Net investment income ....................................              --                --               --               --
Net realized capital gains ...............................              --             (0.37)           (0.01)           (2.49)
                                                                   -------           -------          -------          -------
Total dividends and distributions to
   shareholders ..........................................              --             (0.37)           (0.01)           (2.49)
                                                                   -------           -------          -------          -------
Net asset value, end of period ...........................         $ 11.67           $ 23.69          $ 14.89          $  9.75
                                                                   =======           =======          =======          =======
Total investment return(1) ...............................           (2.75)%           63.11%           52.80%          (29.03)%
                                                                   =======           =======          =======          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ................         $14,100           $79,520          $62,376          $77,840
Ratio of expenses to average net assets(2) ...............            1.00%(3)          1.00%            1.00%            1.00%
Ratio of expenses to average net assets
   without waivers and expense reimbursements, if any                 3.45%(3)          1.32%            1.30%            1.24%
Ratio of net investment income/(loss) to
   average net assets(2) .................................            0.73%(3)         (0.59)%          (0.45)%          (0.50)%
Portfolio turnover rate ..................................           42.92%           228.69%          309.60%          338.40%




                                                                         GROWTH FUND
                                                               ---------------------------------
                                                                                 FOR THE PERIOD
                                                               FOR THE FISCAL    JUNE 3, 1996*
                                                                  YEAR ENDED         THROUGH
                                                               AUGUST 31, 1997  AUGUST 31, 1996
                                                               ---------------  ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .....................         $ 11.84          $ 12.00
                                                                   -------          -------
Net investment income/(loss) .............................           (0.04)            0.01
Net realized and unrealized gain/(loss)
   on investments and futures
   transactions, if any ..................................            4.50            (0.17)
                                                                   -------          -------
Net increase/(decrease) in net assets
   resulting from operations .............................            4.46            (0.16)
                                                                   -------          -------
Dividends and distributions to
   shareholders from:
Net investment income ....................................          (0.01)               --
Net realized capital gains ...............................              --               --
                                                                   -------          -------
Total dividends and distributions to
   shareholders ..........................................           (0.01)              --
                                                                   -------          -------
Net asset value, end of period ...........................         $ 16.29          $ 11.84
                                                                   =======          =======
Total investment return(1) ...............................           37.69%         (1.33)%
                                                                   =======          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ................        $117,724          $26,756
Ratio of expenses to average net assets(2) ...............            1.00%        1.00%(3)
Ratio of expenses to average net assets
   without waivers and expense reimbursements, if any                1.40%          .62%(3)
Ratio of net investment income/(loss) to
   average net assets(2) .................................           (0.38)%       0.71%(3)
Portfolio turnover rate ..................................          266.25%          19.21%

-----------

*   Commencement of operations.
(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(2) Reflects waivers and expense reimbursements, if any.
(3) Annualized.


The accompanying notes are an integral part of the financial statements.

                                      36-37

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                        FINANCIAL HIGHLIGHTS (CONCLUDED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                                   MID CAP FUND
                                                                --------------------------------------------------------------------

                                                                FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED
                                                                AUGUST 31, 2000  AUGUST 31, 1999  AUGUST 31, 1998  AUGUST 31, 1997
                                                                ---------------  ---------------  --------------   ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ......................        $  16.89         $  13.30          $ 17.16          $ 11.56
                                                                   --------         --------          -------          -------
Net investment income .....................................            0.08             0.05             0.05             0.08
Net realized and unrealized gain/(loss) on
   investments and futures transactions, if any ...........            4.25             4.97            (1.24)            5.58
                                                                   --------         --------          -------          -------
Net increase/(decrease) in net assets resulting
   from operations ........................................            4.33             5.02            (1.19)            5.66
                                                                   --------         --------          -------          -------
Dividends and distributions to shareholders from:
Net investment income .....................................           (0.03)           (0.06)           (0.06)           (0.06)
Net realized capital gains ................................           (1.97)           (1.37)           (2.61)              --
                                                                   --------         --------          -------          -------
Total dividends and distributions to shareholders .........           (2.00)           (1.43)           (2.67)           (0.06)
                                                                   --------         --------          -------          -------
Net asset value, end of period ............................        $  19.22         $  16.89          $ 13.30          $ 17.16
                                                                   ========         ========          =======          =======

Total investment return(1) ................................           29.61%           41.61%           (8.97)%          49.11%
                                                                   ========         ========          =======          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .................        $ 44,430         $ 49,156          $110,176         $52,491
Ratio of expenses to average net assets(2) ................            1.00%            1.00%            1.00%            1.00%
Ratio of expenses to average net assets without
   waivers and expense reimbursements, if any .............            1.61%            1.33%            1.26%            1.81%
Ratio of net investment income to average
   net assets(2) ..........................................            0.40%            0.31%            0.36%            0.79%
Portfolio turnover rate ...................................          378.17%          384.71%          341.73%          263.83%





                                                                 MID CAP FUND              SMALL CAP VALUE FUND
                                                                ---------------    -----------------------------------
                                                                 FOR THE PERIOD                      FOR THE PERIOD
                                                                 JUNE 3, 1996*     FOR THE FISCAL   NOVEMBER 30, 1998*
                                                                    THROUGH           YEAR ENDED        THROUGH
                                                                AUGUST 31, 1996    AUGUST 31, 2000   AUGUST 31, 1999
                                                                ---------------    ---------------  ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ......................          $ 12.00           $ 12.86           $ 12.00
                                                                     -------           -------           -------
Net investment income .....................................             0.03              0.15              0.10
Net realized and unrealized gain/(loss) on
   investments and futures transactions, if any ...........            (0.47)             1.32              0.76
                                                                     -------           -------           -------
Net increase/(decrease) in net assets resulting
   from operations ........................................            (0.44)             1.47              0.86
                                                                     -------           -------           -------
Dividends and distributions to shareholders from:
Net investment income .....................................               --             (0.10)               --
Net realized capital gains ................................               --             (1.32)               --
                                                                     -------           -------           -------
Total dividends and distributions to shareholders .........               --             (1.42)               --
                                                                     -------           -------           -------
Net asset value, end of period ............................          $ 11.56           $ 12.91           $ 12.86
                                                                     =======           =======           =======

Total investment return(1) ................................            (3.67)%           13.94%             7.17%
                                                                     =======           =======           =======


Net assets, end of period (000's omitted) .................          $ 3,813           $13,481           $11,498
Ratio of expenses to average net assets(2) ................             1.00%(3)          1.00%             1.00%(3)
Ratio of expenses to average net assets without
   waivers and expense reimbursements, if any .............             8.98%(3)          2.34%             2.59%(3)
Ratio of net investment income to average
   net assets(2) ..........................................             1.89%(3)          1.35%             1.15%(3)
Portfolio turnover rate ...................................             5.25%           256.28%           212.55%


-----------

*    Commencement of operations.
(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(2)  Reflects waivers and expense reimbursements, if any.
(3)  Annualized.


The accompanying notes are an integral part of the financial statements.

                                      38-39

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has fourteen investment portfolios, including the n/i numeric investors family of funds ("n/i numeric investors Family") which consists of four diversified portfolios: n/i numeric investors Micro Cap Fund ("Micro Cap Fund"), n/i numeric investors Growth Fund ("Growth Fund"), n/i numeric investors Mid Cap Fund ("Mid Cap Fund") (formerly known as n/i numeric investors Growth & Value Fund) and n/i numeric investors Small Cap Value Fund ("Small Cap Value Fund") (each a "Fund", collectively the "Funds").

At a Special Meeting of Shareholders held on May 15, 2000, the shareholders of the n/i numeric investors Larger Cap Value Fund (the "Larger Cap Value Fund"), a series of RBB, approved the liquidation and termination of the Larger Cap Value Fund pursuant to a Plan of Liquidation and Termination. As a result, the Larger Cap Value Fund was liquidated and its assets distributed to shareholders on May 25, 2000.

RBB has  authorized  capital of thirty  billion  shares of common stock of which
19.88 billion are currently classified into ninety-seven classes. Each class represents an interest in one of fourteen investment portfolios of RBB. The classes have been grouped into fourteen separate "families," nine of which have begun investment operations.

PORTFOLIO VALUATION -- The net asset value of each Fund is calculated as of the close of regular trading on the NYSE on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, and in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

REPURCHASE AGREEMENTS -- Each Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers, which numeric investors L.P.[REGISTRATION MARK] (the Funds' "Adviser" or "Numeric") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. numeric marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly attributable to a specific Fund are allocated based on relative net assets of each Fund.

FINANCIAL FUTURES TRANSACTIONS -- Each Fund may invest in financial futures contracts for hedging purposes, including conversion of cash to equity. When entering into a futures contract, each Fund makes a deposit of an initial margin with its custodian in a segregated account in the name of the futures' broker. Subsequent payments to or from the broker, called variation margin, are made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable. When the contracts are closed, a gain or loss is realized equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts.

The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of a Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of futures by the Funds is subject to Numeric's ability to predict correctly movements in the direction of the market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. None of the Funds had open futures contracts at August 31, 2000.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and distributions from net realized capital gains, if any will be declared and paid at least annually to shareholders. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences can include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the composition of net assets.

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


On October 26, 2000, the Funds paid dividends and distributions to shareholders of record on October 19, 2000 from the following sources:

                                                                                      CAPITAL GAINS
                                                                 ---------------------------------------------------
                                       NET INVESTMENT INCOME            SHORT-TERM                   LONG-TERM
                                     ------------------------    ------------------------    -----------------------
FUND                                 PER SHARE       AMOUNT      PER SHARE       AMOUNT      PER SHARE       AMOUNT
----                                 ---------      --------     ---------    -----------    ---------    ----------
Micro Cap Fund ...............              --            --      $4.4044     $28,101,243     $0.2093     $1,335,390
Growth Fund ..................              --            --       6.0988      20,443,284      0.4220      1,414,551
Mid Cap Fund .................         $0.0762      $174,969       3.0558       7,016,674          --             --
Small Cap Value Fund .........          0.1428       149,957           --              --          --             --

U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and all excise taxes. The Funds did not incur any post-October losses except for the Mid Cap and the Small Cap Value funds, which incurred and elected to defer such losses of $231,497 and $63, 917 respectively.

At August 31, 2000, the Small Cap Value Fund had a capital loss carryforward of $197,384 which expires in 2008.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Numeric serves as each Fund's investment adviser. For its advisory services, Numeric is entitled to receive 0.75% of each Fund's average daily net assets, computed daily and payable monthly.

The Adviser has voluntarily agreed to limit each Fund's total operating expenses until December 31, 2000 to the extent that such expenses exceed 1.00% of each Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended August 31, 2000, investment advisory fees, waivers and reimbursements of expenses were as follows:

                             TOTAL                       NET          EXPENSE
FUND                     ADVISORY FEES   WAIVERS    ADVISORY FEES  REIMBURSEMENT
----                     -------------  ---------   -------------  -------------
Micro Cap Fund ........    $851,528     $(160,187)    $691,341            --
Growth Fund ...........     533,915      (125,333)     408,582            --
Mid Cap Fund ..........     329,362      (213,484)     115,878            --
Small Cap Value Fund ..      83,085       (75,193)       7,892        $4,558

The Funds will not pay Numeric at a later time for any amounts it may waive or any amounts, which Numeric has assumed.

Effective January 1, 2001, Numeric is entitled to a performance-based fee for the Growth, Mid Cap and Small Cap Value Funds (advisory fees and expense limitations for the Micro Cap Fund will remain unchanged) calculated at the end of each month using a basic fee of 0.85% of average daily net assets and a performance fee adjustment based on the Fund's

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


performance during the last rolling 12-month period. The current fee of 0.75% would only increase if performance exceeds the predefined benchmark by 4.00% or more in a given 12-month period and would be less than the current fee if performance does not exceed the predefined benchmark by 3.00% in a given 12-month period. From January 1, 2001 through December 31, 2001 Numeric has agreed to waive its advisory fee and/or reimburse expenses (other than brokerage commissions, extraordinary items, interest and taxes) in an aggregate amount equal to the amount by which the Growth, Mid Cap and/or Small Cap Value Funds' total operating expenses (other than investment advisory fees, brokerage commissions, extraordinary items, interest and taxes) exceeds a total operating expense ratio (other than investment advisory fees, brokerage commissions, extraordinary items, interest and taxes) of 0.50% of such Fund's average daily net assets.

PFPC Worldwide Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, and Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serve as co-administrators for each Fund. For providing administrative services PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of each Fund's average daily net assets subject to a minimum monthly fee of $6,250 per Fund. BSFM is entitled to receive a monthly fee equal to an annual rate of 0.05% on the first $150 million and 0.02% of each Fund's average daily net assets thereafter.

For the fiscal year ended August 31, 2000, PFPC, at its discretion, voluntarily agreed to waive a portion of its co-administration fees. During such period, PFPC's co-administration fees and related waivers were as follows:

                             TOTAL PFPC          PFPC            NET PFPC
FUND                   CO-ADMINISTRATION FEES   WAIVERS   CO-ADMINISTRATION FEES
----                   ----------------------  ---------  ----------------------
Micro Cap Fund ........      $141,953          $(11,354)         $130,599
Growth Fund ...........        89,083            (6,521)           82,562
Mid Cap Fund ..........        74,999                --            74,999
Small Cap Value Fund ..        74,999           (37,501)           37,498

In addition, PFPC serves as each Fund's transfer and dividend disbursing agent. PFPC, at its discretion, voluntarily agreed to waive a portion of its transfer agency fees for the Small Cap Value Fund. For the fiscal year ended August 31, 2000, transfer agency fees and waivers were as follows:

                                TOTAL                              NET
                           TRANSFER AGENCY                    TRANSFER AGENCY
FUND                            FEES            WAIVERS            FEES
----                       ---------------     ---------      ---------------
Micro Cap Fund ........       $54,006                --           $54,006
Growth Fund ...........        44,987                --            44,987
Mid Cap Fund ..........        88,252                --            88,252
Small Cap Value Fund ..        39,144          $(18,001)           21,143

Provident Distributors, Inc. ("PDI") provides certain administrative services to each Fund. As compensation for such administrative services, PDI is entitled to receive a monthly fee equal to an annual rate of 0.15% of each Fund's average daily net assets.

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


PDI has, at its discretion, voluntarily agreed to waive a portion of its administrative service fees for each Fund. For the fiscal year ended August 31, 2000, administrative services fees and waivers were as follows:

                               TOTAL
                          ADMINISTRATIVE                     NET ADMINISTRATIVE
FUND                       SERVICES FEES       WAIVERS         SERVICES FEES
----                      --------------      ----------     ------------------
Micro Cap Fund ........      $170,306         $(147,598)          $22,708
Growth Fund ...........       106,842           (92,597)           14,245
Mid Cap Fund ..........        65,872           (52,698)           13,174
Small Cap Value Fund ..        16,617           (13,294)            3,323

These fees are accrued daily and paid monthly.


3. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the costs of securities owned at August 31, 2000 were $110,772,753, $63,409,942, $41,012,834, and $11,979,815 for Micro
Cap Fund, Growth Fund, Mid Cap Fund, and Small Cap Value Fund, respectively. Accordingly, the net unrealized appreciation of investments are as follows:

                             GROSS              GROSS       NET APPRECIATION/
FUND                     APPRECIATION       DEPRECIATION     (DEPRECIATION)
----                     ------------       ------------    -----------------
Micro Cap Fund ........   $28,326,970       $(5,561,888)       $22,765,082
Growth Fund ...........    18,637,577        (2,991,274)        15,646,303
Mid Cap Fund ..........     4,436,201        (1,450,795)         2,985,406
Small Cap Value Fund ..     1,556,287          (228,230)         1,328,057


For the fiscal year ended August 31, 2000, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

FUND                                        PURCHASES           SALES
----                                       ------------      -------------
Micro Cap Fund ........                    $335,270,530      $324,364,985
Growth Fund ...........                     158,081,265       176,654,699
Mid Cap Fund ..........                     161,234,370       176,919,577
Small Cap Value Fund ..                      27,864,153        27,438,976

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. CAPITAL SHARE TRANSACTIONS

As of August 31, 2000 each Fund has 50,000,000 shares of $0.001 par value common stock authorized.

Transactions in capital shares for the respective periods were as follows:

                                                                 MICRO CAP FUND
                                             -------------------------------------------------------------
                                                      FOR THE                           FOR THE
                                                 FISCAL YEAR ENDED                 FISCAL YEAR ENDED
                                                  AUGUST 31, 2000                   AUGUST 31, 1999
                                             --------------------------       ----------------------------
                                               SHARES         AMOUNT            SHARES           AMOUNT
                                             ---------     ------------       ----------      ------------
Sales ...............................        2,541,464     $ 38,709,186          381,712      $ 6,008,613
Repurchases .........................       (1,712,324)     (29,456,421)      (4,714,604)      (73,124,102)
Reinvestments .......................        1,344,665       17,843,711          636,739         7,781,380
                                            ----------     ------------       ----------      ------------
Net increase/(decrease) .............        2,173,805     $ 27,096,476       (3,696,153)     $(59,334,109)
                                            ==========     ============       ==========      ============

                                                                   GROWTH FUND
                                             -------------------------------------------------------------
                                                      FOR THE                           FOR THE
                                                 FISCAL YEAR ENDED                 FISCAL YEAR ENDED
                                                  AUGUST 31, 2000                   AUGUST 31, 1999
                                             --------------------------       ----------------------------
                                               SHARES         AMOUNT            SHARES           AMOUNT
                                             ---------     ------------       ----------      ------------
Sales ...............................          720,389     $ 12,798,921          779,158      $  9,139,659
Repurchases .........................       (1,655,639)     (29,678,147)      (4,573,587)      (56,544,582)
Reinvestments .......................          101,679        1,470,267            3,862            37,113
                                            ----------     ------------       ----------      ------------
Net decrease ........................         (833,571)    $(15,408,959)      (3,790,567)     $(47,367,810)
                                            ==========     ============       ==========      ============

                                                                  MID CAP FUND
                                             -------------------------------------------------------------
                                                      FOR THE                           FOR THE
                                                 FISCAL YEAR ENDED                 FISCAL YEAR ENDED
                                                  AUGUST 31, 2000                   AUGUST 31, 1999
                                             --------------------------       ----------------------------
                                               SHARES         AMOUNT            SHARES           AMOUNT
                                             ---------     ------------       ----------      ------------
Sales ...............................          640,434     $ 10,359,270          927,772     $  13,811,036
Repurchases .........................       (1,613,711)     (26,213,267)      (7,201,736)     (109,304,768)
Reinvestments .......................          373,721        5,370,370          897,920        11,153,016
                                            ----------     ------------       ----------     -------------
Net decrease ........................         (599,556)    $(10,483,627)      (5,376,044)    $(84,340,716)
                                            ==========     ============       ==========     =============

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                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                 SMALL CAP VALUE FUND
                                             -------------------------------------------------------------
                                                                                        FOR THE PERIOD
                                                      FOR THE                        NOVEMBER 30, 1998*
                                                 FISCAL YEAR ENDED                         THROUGH
                                                  AUGUST 31, 2000                      AUGUST 31, 1999
                                             --------------------------       ----------------------------
                                               SHARES         AMOUNT            SHARES           AMOUNT
                                             ----------    ------------       ----------       -----------
Sales ...............................          132,220     $  1,506,811        1,000,505       $11,856,127
Repurchases .........................         (101,298)      (1,110,995)        (106,258)       (1,239,279)
Reinvestments .......................          119,413        1,251,449               --                --
                                              --------     ------------        ---------       -----------
Net increase ........................          150,335     $  1,647,265          894,247       $10,616,848
                                              ========     ============        =========       ===========
-----------

 * Commencement of operations.


5. SECURITIES LENDING

Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral being maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Funds. However, there can be no assurance the Funds can recover this amount. The value of securities on loan to brokers and the related collateral received at August 31, 2000, were as follows:

                                                        VALUE OF
FUND                                               SECURITIES ON LOAN                   VALUE OF COLLATERAL
----                                               ------------------                   -------------------
Micro Cap Fund ......................                 $23,602,950                         $24,031,174
Growth Fund ..........................                  9,446,840                           9,705,145
Mid Cap Fund .........................                  1,517,667                           1,540,850
Small Cap Value Fund .................                    702,094                             715,616


Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various U.S. Treasury securities.

                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


6. COLLATERAL FOR REPURCHASE AGREEMENTS

Listed below is the collateral associated with the repurchase agreements with Bear, Stearns & Co. Inc., outstanding at August 31, 2000:

                                                                            MICRO CAP FUND
                                                       --------------------------------------------------------
                                                       PRINCIPAL AMOUNT                                TOTAL
ISSUER                                                      (000'S)         YIELD      MATURITY    MARKET VALUE
----                                                   ----------------     -----      --------    ------------
United States Treasury Bill ....................            $   55          5.92%      11/02/00     $   54,409
                                                                                                    ==========

                                                                              GROWTH FUND
                                                       --------------------------------------------------------
                                                       PRINCIPAL AMOUNT                                TOTAL
ISSUER                                                      (000'S)         YIELD      MATURITY    MARKET VALUE
----                                                   ----------------     -----      --------    ------------
United States Treasury Strip, Principal Only ...            $5,730          6.62%      02/15/27     $1,269,539
                                                                                                    ==========

                                                                             MID CAP FUND
                                                       --------------------------------------------------------
                                                       PRINCIPAL AMOUNT                                TOTAL
ISSUER                                                      (000'S)         YIELD      MATURITY    MARKET VALUE
----                                                   ----------------     -----      --------    ------------
United States Treasury Strip, Principal Only ...            $1,505          6.62%      02/15/27     $  333,448
                                                                                                    ==========

                                                                         SMALL CAP VALUE FUND
                                                       --------------------------------------------------------
                                                       PRINCIPAL AMOUNT                                TOTAL
ISSUER                                                      (000'S)         YIELD      MATURITY    MARKET VALUE
----                                                   ----------------     -----      --------    ------------
United States Treasury Strip, Principal Only ...            $2,020          6.62%      02/15/27     $  447,551
                                                                                                    ==========

7. RECLASSIFICATIONS OF CAPITAL ACCOUNTS

In  accordance   with  accounting   pronouncements,   the  Funds  have  recorded
reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and net realized gains on a tax basis which is considered to be more informative to the shareholder. As of August 31, 2000, the following Funds recorded reclassifications that increase/(decrease) the accounts listed below:

                                                                NET INVESTMENT        ACCUMULATED NET REALIZED
FUND                                                                 LOSS              GAINS FROM INVESTMENTS
----                                                            --------------        ------------------------
Micro Cap Fund .................................                   $629,445                   $(629,445)
Growth Fund ....................................                    419,767                    (419,767)

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                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                        REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE RBB FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of n/i numeric investors Micro Cap Fund, n/i numeric investors Growth Fund, n/i numeric investors Mid Cap Fund and n/i numeric investors Small Cap Value Fund, separately managed portfolios of The RBB Fund, Inc. (the "Fund") at August 31, 2000, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania
October 20, 2000

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                           [GRAPHIC OF LOGO OMITTED]
                             n/i numeric investors
                                family of funds
                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                   SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year (August 31, 2000) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2000, the following dividends and distributions per share were paid by each of the Funds:

                                        ORDINARY INCOME (39.6%)
                                     --------------------------
                                     NET INVESTMENT   SHORT-TERM      LONG-TERM
FUND                                     INCOME          GAINS       GAINS (20%)
----                                 --------------   ----------     -----------
Micro Cap Fund ..............                 --        $4.0470        $0.2846
Growth Fund .................                 --         0.3646             --
Mid Cap Fund ................            $0.0298         1.9668             --
Small Cap Value Fund ........             0.0979         1.3165             --

The percentage of total ordinary income dividends from the Micro Cap, Growth, Mid Cap and Small Cap Value Funds qualifying for the corporate dividends received deduction is 1.73%, 100.00%, 3.71% and 28.08% respectively.

These amounts were reported to shareholders as income in 1999. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2000. The second notification, which will reflect the amount, if any to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2001.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g. IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g. corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

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

                                       [GRAPHIC OF LOGO OMITTED]
                                       n/i numeric investors
                                       family of funds
                                       One Memorial Drive
                                       Cambridge, MA 02142

                                       1-800-numeric [686-3742]
                                        http://www.numeric.com

                                  INVESTMENT ADVISER
                                       Numeric Investors L.P.[REGISTRATION MARK]
                                       One Memorial Drive
                                       Cambridge, MA 02142

                                  CO-ADMINISTRATORS
                                       Bear Stearns Funds Management Inc.
                                       575 Lexington Avenue
                                       New York, NY 10022

                                       PFPC Inc.
                                       Bellevue Corporate Center
                                       400 Bellevue Parkway
                                       Wilmington, DE 19809

                                  DISTRIBUTOR
                                       Provident Distributors,Inc.
                                       320 Horizons Drive
                                       King of Prussia, PA 19406

                                  CUSTODIAN
                                       Custodial Trust Company
                                       101 Carnegie Center
                                       Princeton, NJ 05840

                                  TRANSFER AGENT
                                       PFPC Inc.
                                       Bellevue Corporate Center
                                       400 Bellevue Parkway
                                       Wilmington, DE 19809

                                  INDEPENDENT ACCOUNTANTS
                                       PricewaterhouseCoopers LLP
                                       Two Commerce Square, Suite 1700
                                       2001 Market Street
                                       Philadelphia, PA 19103

                                  COUNSEL
                                       Drinker Biddle & Reath LLP
                                       One Logan Square
                                       18th and Cherry Streets
                                       Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of each Fund.It is not authorized for the distribution to prospective investors in each Fund unless it is preceded or accompanied by a current prospectus which includes details regarding each Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The total investment return and principal value of an investment in each Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

                                                       [GRAPHIC OF LOGO OMITTED]
                                                         n/i numeric investors
                                                            family of funds

                                                         n/i numeric investors
                                                            Micro Cap Fund

                                                         n/i numeric investors
                                                              Growth Fund

                                                         n/i numeric investors
                                                             Mid Cap Fund

                                                         n/i numeric investors
                                                         Small Cap Value Fund

[GRAPHIC OF LOGO OMITTED]
n/i numeric investors
family of funds
One Memorial Drive
Cambridge, MA 02142

1-800-numeric [686-3742]
http://www.numeric.com

                                                             Annual Report
                                                            August 31, 2000